                                                              EXHIBIT 10.29



                               REORGANIZATION AND
                             DISTRIBUTION AGREEMENT

                                    between

                             GETTY PETROLEUM CORP.

                                      and

                         GETTY PETROLEUM MARKETING INC.

                                 dated as of

                               February 1, 1997

                              TABLE OF CONTENTS


ARTICLE I - DEFINITIONS .................................................   2

     Section 1.01   General .............................................   2
     Section 1.02   Terms Defined Elsewhere in Agreement ................  14


ARTICLE II - TRANSFER OF ASSETS  ........................................  14

     Section 2.01   Merger of Aero into Getty ...........................  14
     Section 2.02   Transfer of Assets to Marketing .....................  14
     Section 2.03   Transfers Not Effected Prior to the Distribution ....  15
     Section 2.04   Cooperation Regarding Assets ........................  16
     Section 2.05   No Representations or Warranties; Consents ..........  17
     Section 2.06   Conveyancing and Assumption Instruments .............  18


ARTICLE III - ASSUMPTION AND SATISFACTION OF LIABILITIES ................  21

     Section 3.01   Assumption and Satisfaction of Liabilities ..........  21


ARTICLE IV - THE DISTRIBUTION ...........................................  21

     Section 4.01   Cooperation Prior to the Distribution ...............  21
     Section 4.02   Getty Board Action; Conditions Precedent
                    to the Distribution .................................  22
     Section 4.03   The Distribution ....................................  24

ARTICLE V - INDEMNIFICATION .............................................  24

     Section 5.01   Indemnification by Getty ............................  24
     Section 5.02   Indemnification by Marketing ........................  25
     Section 5.03   Insurance Proceeds ..................................  25
     Section 5.04   Procedure for Indemnification .......................  26
     Section 5.05   Remedies Cumulative .................................  30
     Section 5.06   Survival of Indemnities .............................  30

ARTICLE VI - CERTAIN ADDITIONAL MATTERS ................................  30

     Section 6.01   Marketing Board  ...................................  30
     Section 6.02   Resignations; Getty Board ..........................  31
     Section 6.03   Certificate Charter and Bylaws .....................  31
     Section 6.04   Employee Stock Ownership Plan ......................  31
     Section 6.05   Certain Post-Distribution Transactions .............  32
     Section 6.06   Corporate Name .....................................  33



ARTICLE VII - ACCESS TO INFORMATION AND SERVICES .......................  33

     Section 7.01   Provision of Corporate Records .....................  33
     Section 7.02   Access to Information ..............................  34
     Section 7.03   Production of Witnesses  ...........................  34
     Section 7.04   Reimbursement ......................................  35
     Section 7.05   Retention of Records ...............................  35
     Section 7.06   Confidentiality ....................................  35
     Section 7.07   Privileged Matters .................................  36


ARTICLE VIII - INSURANCE ...............................................  39


     Section 8.01   Policies and Rights Included Within
                    the Marketing Assets ...............................  39
     Section 8.02   Post-Distribution Date Claims ......................  40
     Section 8.03   Administration and Reserves ........................  40
     Section 8.04   Agreement for Waiver of Conflict and
                    Shared Defense .....................................  42
     Section 8.05   Surety Bonds and Letters of Credit .................  42



ARTICLE IX - MISCELLANEOUS .............................................  43

    Section 9.01  Complete Agreement; Construction .....................  43
    Section 9.02  Expenses .............................................  44
    Section 9.03  Governing Law ........................................  44
    Section 9.04  Notices ..............................................  44
    Section 9.05  Amendments ...........................................  45
    Section 9.06  Successors and Assigns ...............................  45
    Section 9.07  Termination  .........................................  45
    Section 9.08  Subsidiaries .........................................  45
    Section 9.09  No Third-Party Beneficiaries  ........................  45
    Section 9.10  Titles and Headings ..................................  45
    Section 9.11  Exhibits and Schedules ...............................  46

     Section 9.12  Legal Enforceability...................................  46
     Section 9.13  Consent of Parties.....................................  46

                              SCHEDULE OF EXHIBITS


Exhibit A:      Getty Pro Forma Balance Sheet

Exhibit B:      Marketing Bylaws - See Exhibit 3.4 to Form 10/A

Exhibit C:      Marketing Restated Articles of Incorporation - See Exhibit 3.2
                to Form 10/A

Exhibit D:      Marketing Pro Forma Balance Sheet

Exhibit E:      Master Lease between Marketing and Getty - See Exhibit 10.2 to
                Form 10/A

Exhibit F:      Office Space License between Getty and Marketing

Exhibit G:      Services Agreement between Marketing and Getty - See Exhibit
                10.4 to Form 10/A

Exhibit H:      Tax Sharing Agreement between Marketing and Getty - See Exhibit
                10.3 to Form 10/A

Exhibit I:      Trademark License Agreement between Marketing and Getty - See
                Exhibit 10.5 to Form 10/A

                               LIST OF SCHEDULES



Schedule 1.01(a)        Environmental Liabilities

Schedule 1.01(b)        Upgrades

Schedule 1.01(c)        Marketing Equipment

Schedule 1.01(d)        Shared Policies

Schedule 2.06           Conveyance and Assumption Instruments

Schedule 4.01           Consents

                           ___________________,  1997


                   REORGANIZATION AND DISTRIBUTION AGREEMENT


          This REORGANIZATION AND DISTRIBUTION AGREEMENT (this "Agreement") is made this 1st day of February, 1997 between Getty Petroleum Corp., a Delaware corporation ("Getty"), and Getty Petroleum Marketing Inc. a Maryland corporation and a wholly-owned subsidiary of Getty ("Marketing").

                                    RECITALS

          WHEREAS, Getty, directly and through subsidiaries, (i) acquires, develops, leases and disposes of real estate (the "Real Estate Business"), purchases, stores, transports and sells home heating oil to residential and commercial customers in Pennsylvania and Maryland (the "Aero Home Heating Oil Business"), and (ii) purchases, stores, markets and distributes gasoline and diesel fuel in 12 Northeastern and Middle Atlantic States and purchases, stores, transports and sells home heating oil to residential and commercial customers in the New York Mid-Hudson Valley (which businesses described in this clause (ii) are more specifically defined herein as the "Marketing Business");

          WHEREAS, the Board of Directors of Getty has determined that it is in the best interests of Getty to separate the Aero Home Heating Oil Business and the Real Estate Business on the one hand, and the Marketing Business on the other hand, and, in order to effect such separation, to transfer to Marketing the stock of certain Getty subsidiaries principally engaged in the Marketing Business and certain other assets relating principally to the Marketing Business (collectively, the "Asset Transfers"), and thereafter to distribute all of the outstanding shares of common stock, par value $.01 per share, of Marketing to the holders of Getty common stock (the "Distribution");

          WHEREAS, Getty has effected (i) certain preliminary transfers and corporate restructurings and (ii) the elimination of all intercompany and intracompany receivables, payables and loans between entities that will be part of Getty and its subsidiaries after the Distribution and entities that will be part of Marketing and its subsidiaries after the Distribution, which transactions are not contingent upon consummation of the Distribution and will not be undone if the Distribution does not occur; and

          WHEREAS, in connection with the Distribution, Getty and Marketing have determined that it is necessary and desirable to set forth the principal corporate transactions required to effect the Asset Transfers and the Distribution, and to set forth the agreements that will govern certain matters following the Distribution.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 General. As used in this Agreement, the following terms shall have the following meanings:

          Action: Any action, claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal.

          Aero:  Aero Oil Company, a Pennsylvania corporation.

          Affiliate: With respect to any specified Person, means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. Notwithstanding the foregoing, (i) the Affiliates of Getty shall not include Marketing, the Marketing Subsidiaries or any other Person that would be an Affiliate of Getty by reason of Getty's ownership of the capital stock of Marketing prior to the Distribution or the fact that any officer or director of Marketing or any of the Marketing Subsidiaries shall also serve as an officer or director of Getty or any of the Retained Subsidiaries, and (ii) the Affiliates of Marketing shall not include Getty, the Retained Subsidiaries or any other Person that would be an Affiliate of Marketing by reason of Getty's ownership of the capital stock of Marketing prior to the Distribution or the fact that any officer or director of Marketing or any of the Marketing Subsidiaries shall also serve as an officer or director of Getty or any of the Retained Subsidiaries.

          Agent: The distribution agent appointed by Getty to distribute the Marketing Common Stock pursuant to the Distribution.

          Claims Administration: The processing of pre-Distribution claims made under the Policies (including Self Insurance Programs), including the reporting of claims to the insurance carrier, management and defense of claims and providing for appropriate releases upon settlement of claims.

          Code:  The Internal Revenue Code of 1986, as amended.

          Commission:  The Securities and Exchange Commission.

          Conveyancing and Assumption Instruments: Collectively, the various agreements, instruments and other documents to be entered into to effect the Asset Transfers and the assumption of Liabilities in the manner contemplated by this Agreement and the Related Agreements.

          Distribution Date: The date determined by the Getty Board as the date on which the Distribution shall be effected.

          Distribution Record Date: The date established by the Getty Board as the date for taking a record of the Holders of Getty Common Stock entitled to participate in the Distribution.

          Employee Stock Ownership Plan: The Employee Stock Ownership Plan of Getty Petroleum Marketing Inc.

          Exchange Act:  The Securities Exchange Act of 1934, as amended.

          Financing Obligations: All (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, notes, debentures or similar instruments, (iii) obligations under capitalized leases and deferred purchase arrangements, (iv) reimbursement or other obligations relating to letters of credit or similar arrangements, and (v) obligations to guarantee, directly or indirectly, any of the foregoing types of obligations on behalf of others.

          Gasway:  Gasway, Inc., a New York corporation.

          Getty Board:  The Board of Directors of Getty.

          Getty Books and Records: The books and records (including computerized records, ledgers, files and software) of Getty and the Retained Subsidiaries and all books and records owned by Getty and its Subsidiaries which relate to the Retained Business, are necessary to operate the Retained Business, or are required by law to be retained by Getty, including, without limitation, all such books and records relating to Retained Employees, all files relating to any Action pertaining to the Retained Liabilities, original corporate minute books, stock ledgers and certificates and corporate seals, and all licenses, leases, agreements and filings, relating to Getty, the Retained Subsidiaries or the Retained Business (but not including the Marketing Books and Records, provided that Getty shall have access to, and shall have the right to obtain duplicate copies of, the Marketing Books and Records in accordance with the provisions of Article VII).

          Getty Common Stock: The common stock, par value $0.10 per share, of Getty.

          Getty Group:  Getty and the Retained Subsidiaries, collectively.

          Getty Pro Forma Balance Sheet: The Pro Forma Consolidated Balance Sheet for Getty, after giving effect to the Distribution, as of October 31, 1996 attached hereto as Exhibit A.

          Highspire Assets: All tangible and intangible personal property and equipment that Aero owns or to which it has rights and that is located at or used in connection with the operation of the property is known as the Highspire Terminal.

          Holders: The holders of record of Getty Common Stock as of the Distribution Record Date.

          HSR Act: The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          Indemnified Environmental Liabilities:  All Liabilities relating to
(i) the pre-closing environmental liabilities and obligations set forth on
Schedule 1.01(a) hereto, (ii) all future upgrades set forth on Schedule 1.01(b) hereto necessary to cause USTs to conform to the 1998 federal standards for USTs, and (iii) all environmental liabilities and obligations arising out of discharges with respect to the properties containing USTs that have not been upgraded to conform to the 1998 federal standards for USTs, that are discovered prior to the date such USTs are upgraded to meet the 1998 federal standards.

          Insurance Administration: With respect to each Policy, the accounting for premiums, retrospectively rated premiums, defense costs, adjuster's fees, indemnity payments, deductibles and retentions as appropriate under the terms and conditions of such Policy; and the reporting to excess insurance carriers of any losses or claims in accordance with Policy provisions, and the distribution of Insurance Proceeds as contemplated by this Agreement.

          Insurance Proceeds: Those moneys (i) received by an insured from an insurance carrier or (ii) paid by an insurance carrier on behalf of an insured, in either case net of any applicable premium adjustment, retrospectively-rated premium, deductible, retention, cost or reserve paid or held by or for the benefit of such insured.

          Insured Claims: Those Liabilities that, individually or in the aggregate, are covered within the terms and conditions of any of the Policies, whether or not subject to deductibles, co-insurance, uncollectability or retrospectively rated premium adjustments, but only to the extent that such Liabilities are within applicable Policy limits, including aggregates.

          IRS:  The Internal Revenue Service.

          KOSCO:  Kingston Oil Supply Corp., a New York corporation.

          Liabilities: Any and all debts, liabilities and obligations, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, including all costs and expenses relating thereto, and including, without limitation, those debts, liabilities and obligations arising under any law, rule, regulation, Action, threatened Action, order or consent decree of any governmental entity or any award of any arbitrator of any kind, and those arising under any contract, commitment or undertaking.

          Marketing Adjustment Amount: The difference between the Marketing Initial Target Net Working Capital and the Marketing Initial Net Working Capital.

          Marketing Balance Sheet: The Consolidated Balance Sheet for Marketing as of October 31, 1996 attached hereto as Exhibit D.

          Marketing Board:  The Board of Directors of Marketing.

          Marketing Books and Records: The books and records (including computerized records, ledgers, files and software) of Marketing and the Marketing Subsidiaries and all books and records owned by Getty and its Subsidiaries that relate to the Marketing Business or are necessary to operate the Marketing Business including, without limitation, all such books and records relating to Marketing Employees, all files relating to any Action being assumed by Marketing as part of the Marketing Liabilities, original corporate minute books, stock ledgers and certificates and corporate seals, and all licenses, leases, agreements and filings relating to Marketing, the Marketing Subsidiaries or the Marketing Business (but not including the Getty Books and Records, provided that Marketing shall have access to, and have the right to obtain duplicate copies of, the Getty Books and Records in accordance with the provisions of Article VII).

          Marketing Business: The businesses conducted by Marketing and the Marketing Subsidiaries and the businesses conducted pursuant to or utilizing the Marketing Assets, including without limitation (i) the purchase, storage, distribution, marketing and sale of gasoline and diesel fuel and other related products at wholesale and through terminals and a retail service station network and (ii) the purchase, storage, transportation and sale of home heating oil to residential and commercial customers in the New York Mid-Hudson Valley.

          Marketing Bylaws: The Bylaws of Marketing, substantially in the form of Exhibit B, to be in effect at the Distribution Date.

          Marketing Charter: The Articles of Incorporation of Marketing, substantially in the form of Exhibit C, to be in effect at the Distribution Date.

          Marketing Common Stock: The common stock, par value $.01 per share, of Marketing.

          Marketing Employees: The persons employed by the Marketing Group on the Distribution Date, all of whom (except those employed pursuant to union contracts or to agreements providing for continued employment upon a change in control of Getty) are at will employees.

          Marketing Equipment: Certain equipment of Getty relating to the storage, distribution and marketing of motor fuel, including the tanks (other than the Retained USTs), racks, signs, motor fuel pumps, canopies and associated equipment described on Schedule 1.01(c) hereto.

          Marketing Group: Marketing and the Marketing Subsidiaries, collectively.

          Marketing Initial Cash Balance: The amount of cash sufficient to cause Marketing Initial Net Working Capital to equal Marketing Initial Target Net Working Capital.

          Marketing Initial Net Working Capital: The excess of the book value of the current assets of the Marketing Group over the book value of the current liabilities of the

Marketing Group as of the Distribution Date, as determined in accordance with
Section 2.06(b) hereof.

          Marketing Initial Target Net Working Capital: $1,100,000.

          Marketing Liabilities: (i) All of the Liabilities of the Marketing Group under, or to be retained or assumed by Marketing or any of the Marketing Subsidiaries pursuant to, this Agreement or any of the Related Agreements, (ii) all Liabilities for payment of outstanding drafts of Getty attributable to the Marketing Business existing as of the Distribution Date, and (iii) all other Liabilities arising out of or in connection with any of the Marketing Assets or the Marketing Business, determined on a basis consistent with the determination of the Liabilities of Marketing included on the Marketing Balance Sheet (but excluding (i) all Indemnified Environmental Liabilities and (ii) any Financing Obligations of Getty or any of the Retained Subsidiaries, except to the extent otherwise set forth above or reflected in the Marketing Balance Sheet).

          Marketing Policies: All Policies, current or past, which are owned or maintained by or on behalf of Getty or any of its Affiliates or predecessors, that relate to the Marketing Business but do not relate to the Retained Business, and which Policies are either maintained by the Marketing Group or assignable to the Marketing Group.

          Marketing Security Deposits: Any claim to or right in (i) monies deposited with third parties to secure the performance of any obligation of Getty, Marketing or any of their subsidiaries incurred in connection with the Marketing Business or any Marketing Asset and (ii) monies deposited with Getty by motor fuel station operators or dealers.

          Marketing Subsidiaries: The Transferred Subsidiaries and all Subsidiaries of Marketing or the Transferred Subsidiaries at the time of the Distribution.

          Master Lease: The Master Lease between Marketing and Getty, which agreement shall be entered into on or before the Distribution Date in substantially the form of Exhibit E hereto.

          NYSE:  The New York Stock Exchange, Inc.

          Office Space License: The Office Space License between Marketing and Getty, which agreement shall be entered into on or prior to the Distribution Date in substantially the form of Exhibit F hereto.

          Person: Any individual, corporation, partnership, association, trust, estate or other entity or organization, including any governmental entity or authority.

          Petro:  PT Petro Corp., a New York corporation.

          Policies: Insurance policies and insurance contracts of any kind (each a "Policy") relating to the Marketing Business or the Retained Business as conducted prior to the Distribution Date, including without limitation primary and excess policies, comprehensive general liability policies, and automobile and workers' compensation insurance policies, together with the rights, benefits and privileges thereunder.

          Privileged Information: All Information as to which Getty, Marketing or any of their Subsidiaries are entitled to assert the protection of a Privilege.

          Privileges: All privileges that may be asserted under applicable law including, without limitation, privileges arising under or relating to the attorney-client relationship (including but not limited to the attorney-client and work product privileges), the accountant-client privilege, and privileges relating to internal evaluative processes.

          Related Agreements: All of the agreements, instruments, understandings, assignments or other arrangements which are entered into in connection with the transactions contemplated hereby and which are set forth in a writing, including, without limitation, the Conveyancing and Assumption Instruments, the Master Lease, the Tax Sharing Agreement, the Trademark License Agreement, the Services Agreement and the Office Space License.

          Retained Assets: The assets of Getty other than the Marketing Assets, including without limitation (i) the capital stock of the Retained Subsidiaries,
(ii) assets relating to the Retained Business, determined on a basis consistent with the determination of assets included on the Getty Pro Forma Balance Sheet,
(iii) all of the assets expressly allocated to Getty or any of the Retained Subsidiaries under this Agreement or the Related Agreements, and (iv) any other assets of Getty and its Affiliates relating to the Retained Business.

          Retained Business: The businesses conducted by Getty and its Affiliates other than the Marketing Business, including without limitation the Aero Home Heating Oil Business and the Real Estate Business.

          Retained Employees: The persons employed by the Getty Group on the Distribution Date, all of whom (except those employed pursuant to union contracts or to agreements providing for continued employment upon a change in control of Getty) are at will employees.

          Retained Liabilities: (i) All of the Liabilities arising out of or in connection with the Retained Assets or the Retained Business determined on a basis consistent with the determination of the Liabilities of Getty included on the Getty Pro Forma Consolidated Balance Sheet, (ii) all of the Liabilities of Getty under, or to be retained or assumed by

Getty or any of the Retained Subsidiaries pursuant to, this Agreement or any of the Related Agreements, (iii) any Financing Obligations not constituting Marketing Liabilities, (iv) any Liabilities arising out of the settlement of lawsuits relating to the Distribution (other than those Liabilities that constitute Marketing Liabilities), (v) all Liabilities for the payment of outstanding drafts of Getty attributable to the Retained Business existing as of the Distribution Date, (vi) all Indemnified Environmental Liabilities, and (vii) all other Liabilities of Getty not constituting Marketing Liabilities.

          Retained Policies: All Policies, current or past, that are owned or maintained by or on behalf of any member of the Getty Group (or any of its predecessors) which relate to the Retained Business but do not relate to the Marketing Business.

          Retained Subsidiaries: All Subsidiaries of Getty, except Marketing and the Marketing Subsidiaries.

          Retained USTs: The USTs that, pursuant to Section 7.6 of the Master Lease, are retained by Getty after the Distribution Date.

   Securities Act:  The Securities Act of 1933, as amended.


          Services Agreement: The Services Agreement, which shall be entered into between Getty and Marketing on or prior to the Distribution Date in substantially the form attached hereto as Exhibit G.

          Shared Policies: All Policies, current or past, that are owned or maintained by or on behalf of Getty or any of its Subsidiaries or their respective predecessors that relate to both the Retained Business and the Marketing Business, and all other Policies not constituting Marketing Policies or Retained Policies, as specified on Schedule 1.01(d) hereto.

   Subsidiary: With respect to any Person, (a) any corporation of which at least a majority in interest of the outstanding voting stock (having by the terms thereof voting power under ordinary circumstances to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries, or (b) any non-corporate entity in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has at least majority ownership interest.

   Tax Ruling: The private letter ruling issued by the Internal Revenue Service on September 11, 1996, with respect to certain tax matters relating to the Distribution.

   Tax Sharing Agreement: The Tax Sharing Agreement between Marketing and Getty, which agreement shall be entered into on or prior to the Distribution Date in substantially the form of Exhibit H attached hereto.

   Terminals:  Getty Terminals Corp., a New York corporation.

   Trademark License Agreement: The Trademark License Agreement between Getty and Marketing, pursuant to which Getty will license certain intellectual property rights to Marketing, which agreement shall be entered into on or prior to the Distribution Date in substantially the form of Exhibit I attached hereto.

   Transferred Subsidiaries:  Terminals, KOSCO, Gasway and Petro.

   Transferred Subsidiary Stock: All of the issued and outstanding capital stock of the Transferred Subsidiaries.

   UST: An underground storage tank including related piping, underground pumps, wiring and monitoring devices.

   Section 1.02  Terms Defined Elsewhere in Agreement.

   Each of the following terms is defined in the Section set forth opposite such term:

   Term                                          Section
   ----                                          -------
   Aero Home Heating Oil Business                Recitals
   Asset Transfers                               Recitals
   Consents                                          4.01
   Corporate Expenses                                2.06
   Current Assets                                    2.06
   Current Liabilities                               2.06
   Distribution                                  Recitals
   Excess Revolving Credit Facilities Balance        2.06
   Form 10 Registration Statement                    4.01
   Getty                                         Recitals
   Indemnifiable Loss                                5.01
   Indemnifying Party                                5.03
   Indemnitee                                        5.03
   Information                                       7.02
   Marketing                                     Recitals
   Marketing Assets                                  2.02
   Marketing Indemnitees                             5.01
   Marketing Self Insurance Liabilities              8.06
   Real Estate Business                          Recitals
   Retained Self Insurance Liabilities               8.06
   Third-Party Claim                                 5.04
   Working Capital Accounts                          2.06
   Working Capital Balance                           2.06

                                   ARTICLE II

                               TRANSFER OF ASSETS

          Section 2.01 Merger of Aero into Getty. Prior to the Distribution Date, Getty shall take or cause to be taken all actions necessary to cause Aero to (i) TRANSFER CERTAIN OF ITS ASSETS TO CERTAIN SUBSIDIARIES AND (ii) MERGE INTO GETTY. PRIOR TO THE MERGER OF AERO INTO GETTY, GETTY SHALL TAKE OR CAUSE TO BE TAKEN ALL ACTIONS NECESSARY TO CAUSE THE TRANSFER, ASSIGNMENT, DELIVERY, AND CONVEYANCE TO MARKETING OR THE MARKETING SUBSIDIARIES OF ALL OF AERO'S RIGHT, TITLE AND INTEREST IN THE MARKETING ASSETS, INCLUDING WITHOUT
LIMITATION THE HIGHSPIRE ASSETS, AND MARKETING SHALL TAKE OR CAUSE TO BE TAKEN ALL ACTIONS NECESSARY TO CAUSE THE ASSUMPTION BY MARKETING OR THE MARKETING SUBSIDIARIES OF THE MARKETING LIABILITIES.

          Section 2.02 Transfer of Assets to Marketing. Prior to the Distribution Date, Getty shall take or cause to be taken all actions necessary to cause the transfer, assignment, delivery and conveyance to Marketing or the Marketing Subsidiaries of all of Getty's and its Subsidiaries' right, title and interest in the Marketing Assets, and Marketing shall take or cause to be taken all actions necessary to cause the assumption by Marketing or the Marketing Subsidiaries of the Marketing Liabilities. The "Marketing Assets" shall consist of the following assets:

               (i)    the Transferred Subsidiary Stock;

               (ii)   the Marketing Security Deposits;

               (iii)  the Marketing Books and Records;

               (iv)   the Marketing Equipment;

               (v) all licenses and permits relating to the Marketing Business, to the extent such licenses and permits are transferable;

               (vi) all of the other assets to be assigned to Marketing under this Agreement or the Related Agreements; and

               (vii) all other assets (including, without limitation, all accounts receivable, deferred income taxes, prepaid expenses, reserves and other current assets) relating to the Marketing Business, determined on a basis consistent with the determination of the assets included on the Marketing Balance Sheet.

        Section 2.03 Transfers Not Effected Prior to the Distribution. To the extent that any transfers contemplated by this Article II shall not have been fully effected on the Distribution Date, the parties shall cooperate to effect such transfers as promptly as shall be practicable following the Distribution Date. Nothing herein shall be deemed to require the transfer of any assets or the assumption of any Liabilities that by their terms or operation of law cannot be transferred or assumed; provided, however, that Getty and Marketing and their respective Subsidiaries and Affiliates shall cooperate in seeking to obtain any necessary consents or approvals for the transfer of all assets and Liabilities contemplated to be transferred pursuant to this Article II. In the event that any such transfer of assets or Liabilities has not been consummated as of the Distribution Date, the party retaining such asset or Liability shall thereafter hold such asset in trust for the use and benefit of the party entitled thereto (at the expense of the party entitled thereto) and retain such Liability for the account of the party by whom such Liability is to be assumed pursuant hereto, and take such other actions as may be reasonably required in order to place the parties, insofar as reasonably possible, in the same position as would have existed had such asset been transferred or such Liability been assumed as contemplated hereby. As and when any such asset or Liability becomes transferable, such transfer and assumption shall be effected forthwith. The parties agree that, except as described in this section below, as of the Distribution Date, each party hereto shall be deemed to have acquired complete and sole beneficial ownership over all of the assets, together with all rights, powers and privileges incidental thereto, and shall be deemed to have assumed in accordance with the terms of this Agreement all of the Liabilities, and all duties, obligations and responsibilities incidental thereto, which such party is entitled to acquire or required to assume pursuant to the terms of this Agreement.

          Section 2.04 Cooperation Regarding Assets. In the case that at any time after the Distribution Date, Marketing reasonably determines that any of the Retained Assets are essential for the conduct of the Marketing Business, or Getty reasonably determines that any of the Marketing Assets are essential for the conduct of the Retained Business, and the nature of such assets makes it impracticable for Marketing or Getty, as the case may be, to obtain substitute assets or to make alternative arrangements on commercially reasonable terms to conduct their respective businesses, and reasonable provisions for the use thereof are not already included in the Related Agreements, then Marketing (with respect to the Marketing Assets) and Getty (with respect to the Retained Assets) shall cooperate to make such assets available to the other party on commercially reasonable terms, as may be reasonably required for such party to maintain normal business operations (provided that such assets shall be required to be made available only until such time as the other party may reasonably obtain substitute assets or make alternative arrangements on commercially reasonable terms to permit it to maintain normal business operations).

          Section 2.05 No Representations or Warranties; Consents. Each of the parties hereto understands and agrees that no party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, representing or warranting in any way (i) as to the value or freedom from encumbrance of, or any other matter concerning, any assets of such party or
(ii) as to the legal sufficiency to convey title to any asset transferred pursuant to this Agreement or any Related Agreement, including, without limitation, any Conveyancing or Assumption Instruments. It is also agreed and understood that there are no warranties, express or implied, as to the merchantability or fitness of any of the assets either transferred to or retained by the parties, as the case may be, and all such assets shall be "as is, where is" and "with all faults" (provided, however, that the absence of warranties shall have no effect upon the allocation of Liabilities under this Agreement). Similarly, each party hereto understands and agrees that no party hereto is, in this Agreement or in any other agreement or document contemplated by this Agreement or otherwise, representing or warranting in any way that the obtaining of any consents or approvals, the execution and delivery of any amendatory agreements and the making of any filings or applications contemplated by this Agreement will satisfy the provisions of any or all applicable laws or judgments or other instruments or agreements relating to such assets. Notwithstanding the foregoing, the parties shall use their good faith efforts to obtain all consents and approvals, to enter into all reasonable amendatory agreements and to make all filings and applications which may be reasonably required for the consummation of the transactions contemplated by this Agreement, and shall take all such further reasonable actions as shall be reasonably necessary to preserve for each of the Marketing Group and the Getty Group, to the greatest extent feasible, the economic and operational benefits of the allocation of assets and Liabilities provided for in this Agreement. In case at any time after the Distribution Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary or desirable action.

          Section 2.06 Conveyancing and Assumption Instruments. In connection with the Asset Transfers and the assumptions of Liabilities contemplated by this Agreement, the parties shall execute or cause to be executed by the appropriate entities the Conveyancing and Assumption Instruments in such forms as the parties shall reasonably agree, including the assignment of franchise rights and the assignment and assumption of existing agreements as set forth in Schedule 2.06 hereto. The transfer of capital stock shall be effected by means of delivery of stock certificates and executed stock powers and notation on the stock record books of the corporation or other legal entities involved and, to the extent required by applicable law, by notation on public registries.

          (a)   Cash Allocation on the Distribution Date.   No cash shall be
transferred on the Distribution Date. In the event the actual cash balances of Marketing and its Subsidiaries as of the Distribution are less than the Marketing Initial Cash Balance, the amount of the deficiency shall be recorded in the accounts of Marketing as of the Distribution Date as a payable from Getty to Marketing (which payable will be paid as promptly as practicable after the determination of such amount pursuant to Section 2.06(b)) and in the event the actual Cash balances of Marketing and its Subsidiaries as of the Distribution Date exceeds the Marketing Initial Cash Balance, the amount of such excess shall be recorded in the accounts of Getty and Marketing as of the Distribution Date as a payable from Marketing to Getty (which payable will be paid as promptly as practicable following the determination of such amount pursuant to Section 2.06(b)).

          (b) Post-Distribution Adjustment. Within [30] days of the Distribution Date, Marketing shall prepare a combining balance sheet of the Marketing Group showing the Marketing Initial Net Working Capital and the Marketing Adjustment Amount. If the

Marketing Adjustment Amount exceeds zero, Getty shall promptly pay to Marketing such Marketing Adjustment Amount. If the Marketing Adjustment Amount is less than zero, Marketing shall promptly pay to Getty such Marketing Adjustment Amount.

          (c) Cash Management After the Distribution Date. Marketing shall separate from Getty, and establish and maintain a cash management system and accounting records with respect to the Marketing Business effective as of 12:01 a.m. on the day following the Distribution Date; thereafter, (i) any payments by Getty or its Retained Subsidiaries on behalf of Marketing or the Marketing Subsidiaries in connection with the Marketing Business shall be recorded in the accounts of the Marketing Group as a payable from the Marketing Group to the Getty Group; (ii) any payments by Marketing or the Marketing Subsidiaries on behalf of Getty or its Retained Subsidiaries in connection with the Retained Business shall be recorded in the accounts of the Getty Group as a payable from the Getty Group to the Marketing Group; (iii) any cash payments received by Getty and the Retained Subsidiaries relating to the Marketing Business or the Marketing Assets shall be recorded in the accounts of the Getty Group as a payable from the Getty Group to the Marketing Group; (iv) any cash payments received by Marketing or the Marketing Subsidiaries relating to the Retained Business or the Retained Assets shall be recorded in the accounts of the Marketing Group as a payable from the Marketing Group to the Getty Group; (v) Marketing and Getty shall make adjustments for late deposits, checks returned for not sufficient funds and other post-Distribution Date transactions as shall be reasonable under the circumstances consistent with the purpose and intent of this Agreement; and (vi) the net balance due to the Getty Group or the Marketing Group, as the case may be, in respect of the aggregate amounts of clauses (i),
(ii), (iii), (iv) and (v) shall be paid by Marketing or

Getty, as appropriate, as promptly as practicable.  For purposes of this
Section 2.06(c), the parties contemplate that the Retained Business and the Marketing Business, including but not limited to the administration of accounts payable and accounts receivable, will be conducted in the normal course.

          (d)   Audit and Disputes.  All transactions contemplated in this
Section 2.06 shall be subject to audit by the parties, and any dispute thereunder shall be resolved by an independent firm of certified public accounts mutually acceptable to Getty and Marketing, whose decision shall be final and unappealable.

                                  ARTICLE III
                   ASSUMPTION AND SATISFACTION OF LIABILITIES

          Section 3.01 Assumption and Satisfaction of Liabilities. Except as set forth in the Tax Sharing Agreement, the Master Lease or other Related Agreements, effective as of and after the Distribution Date, (a) Marketing shall, and/or shall cause the Marketing Subsidiaries to, assume, pay, perform, and discharge in due course all of the Marketing Liabilities and (b) Getty shall, and/or shall cause the Retained Subsidiaries to, pay, perform and discharge in due course all of the Retained Liabilities.

                                   ARTICLE IV

                                THE DISTRIBUTION

          Section 4.01  Cooperation Prior to the Distribution.

          (a) Getty and Marketing have prepared, and Marketing has filed with the Commission, a Form 10 registration statement with respect to the registration under the Exchange Act of the Marketing Common Stock (the "Form 10 Registration Statement").

          (b)  Getty and Marketing shall cooperate in preparing, filing with the

Commission and causing to become effective any registration statements or amendments thereto which are appropriate to reflect the establishment of, or amendments to, the Employee Stock Ownership Plan and any employee benefit plans and other plans contemplated by the Agreement.
     (c) Getty and Marketing shall take all such action as may be necessary or appropriate under the securities or blue sky laws of states or other political subdivisions of the United States in connection with the transactions contemplated by this Agreement and the Related Agreements.
     (d) Getty and Marketing shall prepare, and Marketing shall file and pursue, an application to permit the listing of Marketing Common Stock on the NYSE.
     (e) Getty and Marketing shall make any requisite filings under the HSR
Act.
     (f) Getty and Marketing shall use all reasonable efforts to obtain any third-party consents or approvals necessary or desirable in connection with the transactions contemplated hereby, including without limitation the consents or approvals set forth on Schedule 4.01 hereto ("Consents").
     (g) Getty and Marketing will use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or desirable under applicable law, to consummate the transactions contemplated under this Agreement.
     Section 4.02. Getty Board Action; Conditions Precedent to the Distribution The Getty Board shall, in its discretion, establish the Distribution Record Date and the Distribution Date and any appropriate procedures, including establishing the exchange ratio, in connection with the Distribution. In no event shall the Distribution occur unless the following conditions shall have been satisfied:
     (i) the transactions contemplated by Sections 2.01 and 2.02 shall have been consummated in all material respects;
    (ii) Getty shall have modified its existing stock option plans and/or amended option grants thereunder to insure that the Distribution does not adversely affect the current holders of options under those plans;
   (iii) the Marketing Common Stock shall have been approved for listing on the NYSE, subject to official notice of issuance;
     (iv) the Marketing Board, comprised as contemplated by Section 6.01, shall have been elected by Getty, as sole stockholder of Marketing, and the Marketing Charter and Marketing Bylaws shall have been adopted and shall be in effect;
     (v) the Marketing Board shall have established the Employee Stock Ownership Plan;
     (vi) the Form 10 Registration Statement shall have become effective under the Exchange Act;
     (vii) the Tax Ruling shall have been granted in form and substance satisfactory to the Getty Board, in its sole discretion;
     (viii) a favorable no-action letter shall have been obtained from the Securities and Exchange Commission regarding issuance of Marketing Common Stock and certain other matters;
     (ix) any applicable waiting period under the HSR Act shall have expired (or been earlier terminated);

     (x) Getty and Marketing shall have obtained all Consents and any other consents, the failure of which to obtain would, in the determination of the Getty Board, have a material adverse effect on Getty or Marketing; and
     (xi) Getty and Marketing shall have entered into the Related Agreements; provided, however, that (i) any such condition may be waived by the Getty Board in its sole discretion upon the advice of counsel, and (ii) the satisfaction of such conditions shall not create any obligation on the part of Getty or any other party hereto to effect the Distribution or in any way limit Getty's power of termination set forth in Section 9.07 or alter the consequences of any such termination from those specified in such Section.
     Section 4.03 The Distribution. On the Distribution Date, subject to the conditions and rights of termination set forth in this Agreement, Getty shall deliver to the Agent a share certificate representing all of the then outstanding shares of Marketing Common Stock owned by Getty and shall instruct the Agent to distribute, on or as soon as practicable following the Distribution Date, such Marketing Common Stock to the Holders. Marketing agrees to provide all share certificates that the Agent shall require in order to effect the Distribution.

                                   ARTICLE V

                                INDEMNIFICATION

     Section 5.01 Indemnification by Getty. Except as otherwise expressly set forth in a Related Agreement, Getty shall indemnify, defend and hold harmless Marketing and each of the Marketing Subsidiaries, and each of their respective directors, officers, employees, agents and Affiliates and each of the heirs, executors, successors and assigns of any of the foregoing (the "Marketing Indemnitees") from and against the Retained Liabilities.
     Section 5.02 Indemification by Marketing. Except as otherwise expressly set forth in a Related Agreement, Marketing shall indemnify, defend and hold harmless Getty and each of the Retained Subsidiaries, and each of their directors, officers, employees, agents and Affiliates and each of the heirs, executors, successors and assigns of any of the foregoing (the "Getty Indemnitees") from and against the Marketing Liabilities.
     Section 5.03. Insurance Proceeds. The amount that any party (an "Indemnifying Party") is or may be required to pay to any other Person (an "Indemnitee") pursuant to Section 5.01 or Section 5.02 shall be reduced (including, without limitation, retroactively) by any Insurance Proceeds or other amounts actually recovered by or on behalf of such Indemnitee in reduction of the related Indemnifiable Loss. If an Indemnitee shall have received the payment required by this Agreement from an Indemnifying Party in respect of an Indemnifiable Loss and shall subsequently actually receive Insurance Proceeds, or other amounts in respect of such Indemnifiable Loss as specified above, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such Insurance Proceeds or other amounts actually received.
     Section 5.04 Procedure for Indemnification.
     (a) Except as may be set forth in a Related Agreement, if an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including, without limitation, any governmental entity) who is not a party to this Agreement or to any of the Related Agreements of any claim or of the commencement by any such Person of any Action (a "Third-Party Claim") with respect to which an Indemnifying Party may be obligated to provide indemnification pursuant to this Agreement, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third-Party Claim; provided, that the failure of any Indemnitee to give notice as required by this Section 5.04 shall not relieve the Indemnifying of its obligations under this Article V, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third-Party Claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the Indemnifiable Loss that has been or may be sustained by such Indemnitee.
     (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third-Party Claim, provided that the Indemnifying Party must confirm in writing that it agrees that Indemnitee is entitled to indemnification hereunder in respect of such Third-Party Claim. Within 30 days of the receipt of notice from an Indemnitee in accordance with Section 5.04(a) (or sooner, if the nature of such Third-Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether to assume responsibility for such Third-Party Claim (provided that if the Indemnifying Party does not so notify the Indemnitee of its election within 30 days after receipt of such notice from the Indemnitee, the Indemnifying Party shall be deemed to have elected not to assume responsibility for such Third-Party Claim), and such Indemnitee shall cooperate in the defense or settlement or compromise of such Third-Party Claim. After notice from an Indemnifying Party to an Indemnitee of its election to assume responsibility for a Third-Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this
Article V for any legal or other expenses (except expenses approved in advance by the Indemnifying

Party) subsequently incurred by such Indemnitee in connection with the defense thereof; provided, that if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in such Indemnitees' reasonable judgment a conflict of interest between such Indemnitees and such Indemnifying Party exists in respect of such claim, such Indemnitees shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for a Third-Party Claim (which election may be made only in the event of a good faith dispute that a claim was inappropriately tendered under
Section 5.01 or 5.02, as the case may be) such Indemnitee may defend or (subject to the following sentence) seek to compromise or settle such Third-Party Claim. Notwithstanding the foregoing, an Indemnitee may not settle or compromise any claim without prior written notice to Indemnifying Party, which shall have the option within ten days following the receipt of such notice (i) to disapprove the settlement and assume all past and future responsibility for the claim, including reimbursing the Indemnitee for prior expenditures in connection with the claim, or (ii) to disapprove the settlement and continue to refrain from participation in the defense of the claim, in which event the Indemnifying Party shall have no further right to contest the amount or reasonableness of the settlement if the Indemnitee elects to proceed therewith, or (iii) to approve the amount of the settlement, reserving the Indemnifying Party's right to contest the Indemnitee's right to indemnity, or (iv) to approve and agree to pay the settlement. In the event the Indemnifying Party makes no response to such written notice from the Indemnitee, the Indemnifying Party shall be deemed to have elected option (ii).

     (c) If an Indemnifying Party chooses to defend or to seek to compromise any Third-Party Claim, the Indemnitee shall make available to such Indemnifying Party any personnel and any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense.
     (d) Notwithstanding anything else in this Section 5.04 to the contrary, an Indemnifying Party shall not settle or compromise any Third-Party Claim unless such settlement or compromise contemplates as an unconditional term thereof the giving by such claimant or plaintiff to the Indemnitee of a written release from all liability in respect of such Third-Party Claim (and provided further that such settlement may not provide for any non-monetary relief by Indemnitee without the written consent of Indemnitee). In the event the Indemnitee shall notify the Indemnifying Party in writing that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third-Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third-Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) plus (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept or (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to pursue such Third-Party Claim.
     (e) Any claim on account of an Indemnifiable Loss which does not result from a Third-Party Claim shall be asserted by written notice given by the Indemnitee to the applicable Indemnifying Party. Such Indemnifying Party shall have a period of 15 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such 15-day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment. If such Indemnifying Party does not respond within such 15-day period or rejects such claim in whole or in part, such Indemnitee shall be free to pursue such remedies as may be available to such party under applicable law or under this Agreement.
     (f) In addition to any adjustments required pursuant to Section 5.03, if the amount of any Indemnifiable Loss shall, at any time subsequent to the payment required by this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party.
     (g) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third-Party Claim against any claimant or plaintiff asserting such Third-Party Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.
     Section 5.05 Remedies Cumulative. The remedies provided in this Article V shall be cumulative and shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

     Section 5.06. Survival of Indemnities.   The obligations of each of
Marketing and Getty under this Article V shall survive the sale or other transfer by it of any assets or businesses or the assignment by it of any Liabilities, with respect to any Indemnifiable Loss of the other related to such assets, businesses or Liabilities.

                                   ARTICLE VI

                           CERTAIN ADDITIONAL MATTERS

     Section 6.01 Marketing Board. Marketing and Getty shall take all actions which may be required to constitute, effective as of the Distribution Date, the following persons as the directors of Marketing: (i) Ronald E. Hall, Richard E. Montag and Matthew J. Chanin (none of whom shall be officers, directors or owners of more than 5% of the outstanding voting stock of Getty) and (ii) Leo Liebowitz and Milton Safenowitz.
     Section 6.02 Resignations; Getty Board.
     (a) Marketing shall cause all of its directors and Marketing Employees to resign, effective as of the Distribution Date, from all boards of directors or similar governing bodies of Getty or any of its Retained Subsidiaries on which they serve, and from all positions as officers or employees of Getty or any of its Retained Subsidiaries in which they serve, except (i) Leo Liebowitz shall serve as a director, President and Chief Executive Officer of Getty and as a director and Chief Executive Officer of Marketing and as an officer or director of certain of the Marketing Subsidiaries and certain of the Retained Subsidiaries, (ii) Milton Safenowitz shall serve as a director of Marketing and certain of the Marketing Subsidiaries and as a director of Getty and certain of the Retained Subsidiaries and (iii) as set forth in the Services Agreement. Getty shall cause all of its directors and the Retained Employees to resign from all boards of directors or similar governing bodies of Marketing or any of its subsidiaries on which they serve, and from all positions as officers or employees of Marketing or any of its subsidiaries in which they serve, except to the extent specified in the preceding sentence.
     Section 6.03 Charter and Bylaws. On or prior to the Distribution Date, Marketing shall adopt the Marketing Charter and the Marketing Bylaws, and shall file the Marketing Charter with the Secretary of State of the State of Maryland.
     Section 6.04 Employee Stock Ownership Plan. On or prior to the Distribution Date, Marketing shall approve and take all steps necessary to establish the Employee Stock Ownership Plan.
     Section 6.05  Certain Post-Distribution Transactions.
     (a) Marketing. Marketing shall, and shall cause each of the Marketing Subsidiaries to, comply with each representation and statement made, or to be made, to any taxing authority in connection with any ruling obtained, or to be obtained, by Getty Marketing acting together, from any such taxing authority with respect to any transaction contemplated by this Agreement; neither Marketing nor any of the Marketing Subsidiaries shall take or omit any action inconsistent therewith, unless, (i) required to do so by law, (ii) permitted to do so by the prior written consent of Getty, or (iii) pursuant to a favorable supplemental ruling letter reasonably satisfactory to Getty that such act or omission would not adversely affect the tax consequences of the Distribution to Getty or the stockholders of Getty, as set forth in any ruling issued by any taxing authority. Neither Marketing nor any of the Marketing Subsidiaries has a present intention to take or omit any such action.
     (b) Getty. Getty shall, and shall cause each of the Retained Subsidiaries to, comply with each representation and statement made, or to be made, to any taxing authority in connection with any ruling obtained, by Getty and Marketing acting together, from any such taxing authority with respect to any transaction contemplated by this Agreement; neither Getty nor any of the Retained Subsidiaries shall take or omit any action inconsistent therewith, unless, (i) required to do so by law, (ii) permitted to do so by the prior written consent of Marketing, or (iii) pursuant to a favorable supplemental ruling letter reasonably satisfactory to Marketing that such act or omission would not adversely affect the tax consequences of the Distribution to Marketing or the stockholders of Marketing, as set forth in any ruling issued by any taxing authority. Neither Getty nor any of the Retained Subsidiaries has a present intention to take or omit any such action.
     Section 6.06 Corporate Name. Effective as of the Distribution Date, Getty shall change its corporate name to "Getty Realty Corp.," either by statutory merger or by action of the stockholders. All references to Getty herein shall be references to such corporation both before and after such corporate name change.

                                  ARTICLE VII

                       ACCESS TO INFORMATION AND SERVICES

     Section 7.01  Provision of Corporate Records.
     (a) Except as may otherwise be provided in a Related Agreement, Getty shall arrange as soon as practicable following the Distribution Date, to the extent not previously delivered in connection with the transactions contemplated in
Article II, for the transportation (at Marketing's cost) to Marketing of the Marketing Books and Records in its possession, except to the extent such items are already in the possession of Marketing or a Marketing Subsidiary. Such Marketing Books and Records shall be the property of

Marketing, but shall be available to Getty for review and duplication until Getty shall notify Marketing in writing that such records are no longer of use to Getty.
     (b) Except as otherwise provided in a Related Agreement, Marketing shall arrange as soon as practicable following the Distribution Date, to the extent not previously delivered in connection with the transactions contemplated in
Article II, for the transportation (at Getty's cost) to Getty of the Getty Books and Records in its possession, except to the extent such items are already in the possession of Getty. The Getty Books and Records shall be the property of Getty, but shall available to Marketing for review and duplication until Marketing shall notify Getty in writing that such records are no longer of use to Marketing.
     Section 7.02 Access to Information. Except as otherwise provided in a Related Agreement, from and after the Distribution Date, Getty shall afford to Marketing and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to persons or firms possessing information) and duplicating rights during normal business hours to all records, books, contracts, instruments, computer data, software and systems and other data and information relating to pre-Distribution operations (collectively, "Information") within Getty's possession insofar as such access is reasonably required by Marketing for the conduct of its business, subject to appropriate restrictions for classified or Privileged Information. Similarly, except as otherwise provided in a Related Agreement, Marketing shall afford to Getty and its authorized accountants, counsel and other designated representatives reasonable access (including using reasonable efforts to give access to persons or firms possessing information) and duplicating rights during normal business hours to Information within Marketing's possession, insofar as such is reasonably required by

Getty for the conduct of its business, subject to appropriate restrictions for classified or Privileged Information. Information may be requested under this
Article VII for the legitimate business purposes of either party, including without limitation, audit, accounting, claims (including claims for indemnification hereunder), litigation and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby.
     Section 7.03 Production of Witnesses. At all times from and after the Distribution Date, each of Marketing and Getty shall use reasonable efforts to make available to the other, upon written request, its and its subsidiaries' officers, directors, employees and agents as witnesses to the extent that such persons may reasonably be required in connection with any Action.
     Section 7.04 Reimbursement. Except to the extent otherwise contemplated in any Related Agreement, a party providing Information or witness services to the other party under this Article VII shall be entitled to receive from the recipient, upon the presentation of invoices therefor, payments of such amounts, relating to supplies, disbursements and other out-of-pocket expenses (at cost) and direct and indirect expenses of employees who are witnesses or otherwise furnish assistance (at cost), as may be reasonably incurred in providing such Information or witness services.
     Section 7.05. Retention of Records. Except as otherwise required by law or agreed to in a Related Agreement or otherwise in writing, each of Getty and Marketing may destroy or otherwise dispose of any of the Information (including information that is material Information and is not contained in other Information retained by Getty or Marketing, as the case may be) at any time after the tenth anniversary of this Agreement, provided that, prior to such destruction or disposal, (a) it shall provide no less than 90 or more than 120 days prior written notice to the other, specifying in reasonable detail the Information proposed to be destroyed or disposed of and (b) if a recipient of such notice shall request in writing prior to the scheduled date for such destruction or disposal that any of the Information proposed to be destroyed or disposed of be delivered to such requesting party, the party proposing the destruction or disposal shall promptly arrange for the delivery of such of the Information as was requested at the expense of the party requesting such Information.
     Section 7.06 Confidentiality. Each of Getty and its Subsidiaries on the one hand, and Marketing and its Subsidiaries on the other hand, shall hold, and shall cause its consultants advisors to hold, in strict confidence, all Information concerning the other in its possession or furnished by the other or the other's representatives pursuant to this Agreement (except to the extent that such Information has been (i) in the public domain through no fault of such party or (ii) later lawfully acquired from other sources by such party), and each party shall not release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, rating agencies, bankers and other consultants and advisors, unless compelled to disclose by judicial or administrative process or, as reasonably advised by its counsel, by other requirements of law, or unless such Information is reasonably required to be disclosed in connection with (x) any litigation with any third-parties or litigation between the Getty Group and the Marketing Group, (y) any contractual agreement to which the Getty Group or the Marketing Group are currently parties, or (z) in exercise of either parties' rights hereunder.
     Section 7.07 Privileged Matters. Getty and Marketing recognize that legal and other professional services that have been and will be provided prior to the Distribution

Date have been and will be rendered for the benefit of both the Getty Group and the Marketing Group and that both the Getty Group and the Marketing Group should be deemed to be the client for the of asserting all Privileges. To allocate the interests of each party in the Privileged Information, the parties agree as follows:
     (a) Getty shall be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information which relates solely to the Retained Business, whether or not the Privileged Information is in the possession of or under the control of Getty or Marketing. Getty shall also be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information that relates solely to the subject matter of any claims constituting Retained Liabilities, now pending or which may be asserted in the future, in any lawsuits or other proceedings initiated against or by Getty, whether or not the Privileged Information is in the possession of or under the control of Getty or Marketing.
     (b) Marketing shall be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information which relates solely to the Marketing Business, whether or not the Privileged Information is in the possession of or under the control of Getty or Marketing. Marketing shall also be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Information which relates solely to the subject matter of any claims constituting Marketing Liabilities, now pending or which may be asserted in the future, in any lawsuits or other proceedings initiated against or by Marketing, whether or not the Privileged Information is in the possession of Marketing or under the control of Getty or Marketing.

     (c) Getty and Marketing agree that they shall have a shared Privilege, with equal right to assert or waive, subject to the restrictions in this Section 7.07, with respect to all Privileges not allocated pursuant to the terms of Sections 7.07(a) and (b). (All Privileges relating to any claims, proceedings, litigation, disputes, or other matters which involve both Getty and Marketing in respect of which Getty and Marketing retain any responsibility or liability under this Agreement, shall be subject to a shared Privilege.)
     (d) No party may waive any Privilege which could be asserted under any applicable law, and in which the other party has a shared Privilege, without the consent of the other party, except to the extent reasonably required in connection with any litigation with third-parties or as provided in subsection
(e) below. Consent shall be in writing, or shall be deemed to be granted unless written objection is made within twenty (20) days after notice upon the other party requesting such consent.
     (e) In the event of any litigation or dispute between a member of the Getty Group and a member of the Marketing Group, either party may waive a Privilege in which the other party has a shared Privilege, without obtaining the consent of the other party, provided that such waiver of a shared Privilege shall be effective only as to the use of Information with respect to the litigation or dispute between the Getty Group and the Marketing Group, and shall not operate as a waiver of the shared Privilege with respect to third-parties.
     (f) If a dispute arises between the parties regarding whether a Privilege should be waived to protect or advance the interest of either party, each party agrees that it shall negotiate in good faith, shall endeavor to minimize any prejudice to the rights of the other party, and shall not unreasonably withhold consent to any request for waiver by the other party. Each party specifically agrees that it will not withhold consent to waiver for any purpose except to protect its own legitimate interests.
     (g) Upon receipt by any party of any subpoena, discovery or other request which arguably calls for the production or disclosure of Information subject to a shared Privilege or as to which the other party has the sole right hereunder to assert a Privilege, or if any party obtains that any of its current or former directors, officers, agents or employees have received any subpoena, discovery or other requests which arguably calls for the production or disclosure of such Privileged Information, such party shall promptly notify the other party of the existence of the request and shall provide the other party a reasonable opportunity to review the Information and to assert any rights it may have under this Section 7.07 or otherwise to prevent the production or disclosure of such Privileged Information.
     (h) The transfer of the Marketing Books and Records and the Getty Books and Records and other Information between Getty and its Subsidiaries and Marketing and its Subsidiaries, is made in reliance on the agreement of Getty and Marketing, as set forth in Sections 7.06 and 7.07, to maintain the confidentiality of Privileged Information and to assert and maintain all applicable Privileges. The access to information being granted pursuant to Sections 7.01 and 7.02 hereof, the agreement to provide witnesses and individuals pursuant to Section 7.03 hereof and the transfer of Privileged Information between Getty and its Subsidiaries and Marketing and its Subsidiaries pursuant to this Agreement shall not be deemed a waiver of any Privilege that has been or may be asserted under this Agreement or otherwise.

                                  ARTICLE VIII

                                   INSURANCE

     Section 8.01. Policies and Rights Included Within the Marketing Assets. Without limiting the generality of the definition of the Marketing Assets set forth in Section 2.02 or the effect of Section 2.02, the Marketing Assets shall include (a) any and all rights of an insured party under each of the Shared Policies, specifically including rights of indemnity and the right to be defended by or at the expense of the insurer, with respect to all injuries, losses, liabilities, damages and expenses incurred or claimed to have been incurred on or prior to the Distribution Date by any party in or in connection with the conduct of the Marketing Business or, to the extent any claim is made against Marketing or any of its subsidiaries, the Retained Business, and which injuries, losses, liabilities, damages and expenses may arise out of insured or insurable occurrences or events under one or more of the Shared Policies; provided, however, that except as provided in Section 8.05 below, nothing in this clause shall be deemed to constitute (or to reflect) the assignment of the Shared Policies, or any of them, to Marketing and (b) the Marketing Policies.
     Section 8.02 Post-Distribution Date Claims. If, subsequent to the Distribution Date, any person, corporation, firm or entity shall assert a claim against Marketing or any Marketing Subsidiary with respect to any injury, loss, liability, damage or expense incurred or claimed to have been incurred prior to the Distribution Date in or in connection with the conduct of the Marketing Business or, to the extent any claim is made against Marketing or any of its Subsidiaries or the Marketing Business, and which injury, loss, liability, damage or expense may arise out of insured or insurable occurrences or events under one or more of the Shared Policies, Getty shall at the time such claim is asserted be deemed to assign, without need of further documentation, to Marketing any and all rights of an insured party under the applicable Shared Policy with respect to such asserted claim, specifically including rights of indemnity and the right to be defended by or at the expense of the insurer; provided, however, that except as provided in Section 8.05 below nothing in this sentence shall be deemed to constitute (or to reflect) the assignment of the Shared Policies, or any of them, to Marketing.

     Section 8.03  Administration and Reserves

     (a) Notwithstanding the provisions of Article III, but subject to any contrary provisions of the Master Lease or the Services Agreement, from and after the Distribution Date:
          (i) Marketing shall be responsible for the (A) Insurance Administration of the Marketing Policies, and (B) Claims Administration with respect to the Marketing Liabilities; provided, that the administration of the Marketing Policies by Marketing is in no way intended to limit, inhibit, or preclude any right to insurance coverage for any Insured Claim of a named insured under the Marketing Policies, including but not limited to, Getty and any of its operations, Subsidiaries and Affiliates;
          (ii) Getty shall conduct (A) Insurance Administration of the Shared Policies, and (B) Claims Administration with respect to the Retained Liabilities; provided that the administration of the Shared Policies by Getty is in no way intended to limit, inhibit, or preclude any right to insurance coverage for any Insured Claim of a named insured under the Shared Policies, including but not limited to, Marketing and any of its operations, subsidiaries and Affiliates;

          (iii) Marketing shall be entitled to any reserves established by Getty or any of its Subsidiaries, or the benefit of reserves held by any insurance carrier, with respect to the Marketing Liabilities; and
          (iv) Getty shall be entitled to any reserves established by Getty or any of its Subsidiaries, or the benefit of reserves held by any insurance carrier, with respect to the Retained Liabilities.
     (b) Insurance Premiums. Getty shall have the right but not the obligation to pay the premiums, to the extent that Marketing does not pay premiums with respect to Marketing Liabilities (retrospectively-rated or otherwise), with respect to Shared Policies and the Retained Policies, as required under the terms and conditions of the respective Policies, whereupon Marketing shall forthwith reimburse Getty for that portion of such premiums paid by Getty as are attributable to the Marketing Liabilities. Unless otherwise agreed by the parties hereto, Getty shall purchase (subject to a 50% reimbursement by Marketing within 15 days of its receipt of invoice) continued coverage under its director and officer liability insurance policy for a period no longer than 180 days following the Distribution Date for claims relating to periods prior to the Distribution Date.
     (c) Allocation of Insurance Proceeds. Insurance Proceeds received with respect to claims, costs and expenses under the Policies shall be paid to Marketing with respect to the Marketing Liabilities and to Getty with respect to the Retained Liabilities. Payment of the allocable portions of indemnity costs of Insurance Proceeds resulting from the liability policies will be made to the appropriate party upon receipt from the insurance carrier. In the event that the aggregate limits on any Shared Policies are exceeded, the parties agree to provide an equitable allocation of Insurance Proceeds received after the

Distribution Date based upon their respective bona fide claims. The parties agree to use their best efforts to cooperate with respect to insurance matters.

                 Section 8.04 Agreement for Waiver of Conflict and Shared Defense. In the event that Insured Claims of both Marketing and Getty exist relating to the same occurrence, Marketing and Getty agree to jointly defend and to waive any conflict of interest necessary to the conduct of that joint defense. Nothing in this paragraph shall be construed to limit or otherwise alter in any way the indemnity obligations of the parties to this Agreement, including those created by this Agreement, by operation of law or otherwise.

                 Section 8.05 Surety Bonds. Schedule 8.05 sets forth the surety bonds posted by the Getty Group to secure obligations for state motor fuel licenses (the "Surety Bonds"). Marketing shall use its reasonable best efforts to replace such Surety Bonds with bonds posted by Marketing. Prior to the replacement of such Surety Bonds the parties' respective obligations with respect to such Surety Bonds shall be as follows: (i) the parties shall keep such Surety Bonds in place after the Distribution to secure obligations relating to periods preceding the Distribution Date for such time as may be required by law, (ii) the obligations secured by the Surety Bonds will remain a direct obligation of Getty; provided, however, that Marketing shall be responsible for payment of all such obligations constituting Marketing Liabilities (and shall reimburse Getty for any payment made directly by Getty with respect to such Marketing Liabilities) and Getty shall be responsible for all such obligations constituting Retained Liabilities (and shall reimburse Marketing for any payments made directly by Marketing on behalf of such Retained Liabilities), consistent with the allocation of Marketing Liabilities and Retained Liabilities set forth herein; (iii) Marketing shall execute a guarantee pursuant to which Marketing will guarantee 100% of the obligations secured by such Surety

Bonds (subject to reimbursement by Getty for any payments made by Marketing with respect to Retained Liabilities) and (iv) Marketing will reimburse Getty for Marketing's pro rata share of any premiums required to be paid to keep such Surety Bonds outstanding.

                                   ARTICLE IX

                                 MISCELLANEOUS

                 Section 9.01 Complete Agreement; Construction. This Agreement, including the Schedules and Exhibits and the Related Agreements and other agreements and documents referred to herein, shall constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. Notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there shall be a conflict between any provision of this Agreement and any provision of a Related Agreement, then the provision in the applicable Related Agreement shall control.

                 Section 9.02 Expenses. Except as otherwise set forth in this Agreement or any Related Agreement, all costs and expenses in connection with the preparation, execution, delivery and implementation of this Agreement, the Distribution and with the consummation of the transactions contemplated by this Agreement shall be charged to the party for whose benefit the expenses are incurred, with any expenses which cannot be allocated on such basis to be split equally between the parties.

                 Section 9.03 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

                 Section 9.04 Notices. All notices and other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

                 To Marketing:

                          Getty Petroleum Marketing Inc.
                          125 Jericho Turnpike
                          Jericho, New York 11753
                          Attention:  President

                 To Getty:

                          Getty Realty Corp.
                          125 Jericho Turnpike
                          Jericho, New York 11753
                          Attention:  President

                 Section 9.05 Amendments. This Agreement may not be modified or amended except by an agreement in writing signed by the parties.

                 Section 9.06 Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

                 Section 9.07 Termination. This Agreement may be terminated and the Distribution abandoned at any time prior to the Distribution Date by and in the sole discretion of the Getty Board without the approval of Marketing. In the event of such termination, no party shall have any liability to any other party pursuant to this Agreement.

                 Section 9.08 Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party which is contemplated to be a Subsidiary of such party on and after the Distribution Date.

                 Section 9.09 No Third-Party Beneficiaries. Except for the provisions of Article V relating to Indemnities, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third- parties any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                 Section 9.10 Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                 Section 9.11 Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                 Section 9.12 Legal Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without prejudice to any rights or remedies otherwise available to any party hereto, each party hereto acknowledges that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

                 9.13 Consent of Parties. The Parties hereby consent to the jurisdiction of the New York Supreme Court, Nassau County, or the United States District Court for the Eastern District of New York for all purposes.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        GETTY PETROLEUM CORP.



                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------




                                        GETTY PETROLEUM MARKETING INC.



                                        By:
                                            ----------------------------------
                                        Title:
                                               -------------------------------

                                                                EXHIBIT A


                     GETTY REALTY CORP. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF OCTOBER 31, 1996
                                (IN THOUSANDS)

                                                 HISTORICAL  ADJUSTMENTS   PRO FORMA
                                                 ----------  -----------   ---------
ASSETS
Current Assets:
 Cash and cash equivalents                        $ 28,153  ($18,262)(a)   $  9,891
 Short-term investments                                535         -            535
 Accounts receivable, net                            2,309         -          2,309
 Inventories                                         1,651         -          1,651
 Deferred income taxes                               3,269         -          3,269
 Prepaid expenses and other
  current assets                                     3,824         -          3,824
                                                  --------  ---------      --------

                                                    39,741   (18,262)        21,479

Property, plant and equipment, net                  97,300         -         97,300
Other assets                                         8,198         -          8,198
                                                  --------  ---------      --------

   TOTAL ASSETS                                   $145,239  ($18,262)      $126,977
                                                  ========  ========       ========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Current portion of long-term debt
 and capital lease obligations                    $ 10,108         -       $ 10,108
 Accounts payable                                    2,689         -          2,689
 Accrued expenses                                   22,999         -         22,999
 Gasoline taxes payable                                 77         -             77
                                                  --------  ---------      --------

   Total current liabilities                        35,873         -         35,873

Long-term debt                                      15,652         -         15,652
Obligations under capital leases                    18,153         -         18,153
Deferred income taxes                                4,173         -          4,173
Other, principally deposits                          1,187         -          1,187
Stockholders' equity                                70,201  ($18,262)(a)     51,939
                                                  --------  ---------      --------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $145,239  ($18,262)      $126,977
                                                  ========  ========       ========



   The unaudited pro forma consolidated balance sheet has been derived from the historical financial statements of Getty Realty Corp. and reflects certain pro forma adjustments as if the Distribution had been effected as of October 31, 1996.

   (a) Represents cash to be transferred to Marketing in an amount sufficient to provide Marketing with net working capital of approximately $1.1 million in accordance with the Distribution Agreement.

                                                                     EXHIBIT D



                GETTY PETROLEUM MARKETING INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF OCTOBER 31, 1996
                                 (in thousands)

                                                               HISTORICAL    ADJUSTMENTS     PRO FORMA
                                                               ----------    -----------     ---------
                  ASSETS
Current assets:
  Cash and equivalents......................................    $     937     $  18,262(a)   $  19,199
  Accounts receivable, net..................................       13,559            --         13,559
  Inventories...............................................       20,275            --         20,275
  Deferred income taxes.....................................        1,657            --          1,657
  Prepaid expenses and other current assets.................        2,674            --          2,674
                                                                 --------      --------       --------
     Total current assets...................................       39,102        18,262         57,364
Property and equipment, net.................................       87,614            --         87,614
Other assets................................................        2,163            --          2,163
                                                                 --------      --------       --------
     TOTAL ASSETS...........................................    $ 128,879     $  18,262      $ 147,141
                                                                 ========      ========       ========
        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................    $  28,821     $      --      $  28,821
  Accrued expenses..........................................       11,247            --         11,247
  Gasoline taxes payable....................................       16,196            --         16,196
                                                                 --------      --------       --------
     Total current liabilities..............................       56,264            --         56,264
Deferred income taxes.......................................       14,125            --         14,125
Other, principally deposits.................................       14,463            --         14,463
Stockholders' equity........................................       44,027        18,262(a)      62,289
                                                                 --------      --------       --------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.............    $ 128,879     $  18,262      $ 147,141
                                                                 ========      ========       ========

   See accompanying notes to unaudited pro forma consolidated balance sheet.

                                                                       EXHIBIT F

                                                                     #58752

                     JERICHO OFFICE SPACE LICENSE AGREEMENT

     AGREEMENT made this 1st day of February, 1997 between GETTY REALTY CORP., formerly known as Getty Petroleum Corp., hereinafter called "Licensor", having its principal office at 125 Jericho Turnpike, Jericho, New York 11753 and GETTY PETROLEUM MARKETING INC., hereinafter called "Licensee", with an office at 125 Jericho Turnpike, Jericho, New York 11753.

                                    RECITAL:

On February 23, 1987, Licensor, as Tenant, entered into a lease with Donald E. Axinn, as Landlord, hereinafter called "Landlord", for certain office space in the building located at 125 Jericho Turnpike, Jericho, New York 11753, hereinafter called the "Lease", and such Lease has been subsequently amended. Licensee acknowledges receipt of the Lease and all amendments thereto. Licensee desires to license such premises on a joint-use basis with Licensor.

NOW, THEREFORE, For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed as follows:

1. Licensor hereby licenses to Licensee and Licensee hereby licenses from Licensor the portion of the premises located at 125 Jericho Turnpike, Jericho, New York 11753, more fully described on Schedule "A" annexed hereto and made a part hereof, together with the equipment listed on Schedule "B" annexed hereto and made a part hereof, pursuant to the terms, conditions and limitations set forth herein. The premises shall be used jointly with Licensor and Licensor's employees and invitees.

2. The term of this license, hereinafter called the "License", shall be for a period of four (4) years and eleven (11) months, commencing on February 1, 1997, and ending on December 31, 2001, except that either party shall have the right at any time to terminate this License upon not less than thirteen (13) months notice to the other party. In the event that Licensee is the terminating party, Licensee shall pay to Licensor, upon the effective date of termination, an amount equal to 90% of the amount to be paid by Licensor to Landlord under Paragraph "7(b)" of the Lease. In the event that Licensor is the terminating party, Licensor shall pay 100% of such amount owed to Landlord. In the event that Licensor is the terminating party, Licensee shall have the option subject to Landlord's consent, to continue to remain in occupancy of the office space, and Licensor shall use its best efforts to obtain Landlord's consent to the assignment of the Lease to Licensee or to the subletting of the office space to Licensee. If such consent is obtained Licensor shall be relieved from the obligation to pay the amount due under Paragraph "7(b)" of the Lease. Licensee shall be solely responsible for any obligations under the Lease thereafter, including, without limitation, early termination penalties.

3. Licensee shall pay the following consideration (the "Consideration") for the use of said premises:

     $36,500.00 per month plus the amount due each month pursuant to Paragraph "4" hereof.

     The Consideration shall be paid in advance on the first day of each calendar month, without notice or demand and without any set off or deduction whatsoever. Licensee agrees that the Consideration shall be payable in monthly installments and that if any monthly installment thereof shall be due and unpaid for ten (10) days after notice of such default has been delivered to Licensee, Licensor shall then have the right to terminate this License and pursue its remedies at equity or law, including eviction, ejectment or dispossess, under Paragraph "21" hereof or otherwise. At Licensor's option, Consideration, additional Consideration and any other sums due and owing under this License shall be paid by electronic wire transfer of funds or by electronic funds transfer. Licensee shall execute and deliver to Licensor such forms or authorizations as may be necessary for electronic wire transfers or electronic funds transfers.

4. Licensee shall pay to Licensor monthly, as additional Consideration, (i) 90% all taxes and sewer assessments which shall be imposed or assessed upon, Licensor as Tenant under the Lease, and (ii) 90% of Licensor's share of operating expenses under the Lease. Licensee shall be responsible for the payment of all personal property taxes, if any, to the appropriate taxing authority.

5. Licensor shall pay directly to the appropriate authority, all sewer charges (other than assessments) and all charges for gas, electricity, telephone, heat and hot water, provided, however, if Licensee increases Licensor's use of any utility in any material respect, Licensee shall pay, as additional Consideration, the incremental cost of such utility to Licensor.

6. Licensor shall provide to Licensee the insurance coverage in the same manner and amounts set forth in the Lease between Licensor, as Tenant, and Donald E. Axinn, as Landlord, dated February 23, 1987.

7. Subject to such uses being lawful, Licensee shall use and occupy the premises for general office purposes, in compliance with the Lease and all zoning regulations, the building code and all applicable laws, rules and regulations. Licensee must obtain, at its own expense, all government licenses or permits required for the lawful conduct of Licensee's business on the premises and Licensee will, at all times, comply with the terms of such licenses or permits.

8. Licensee shall not use the premises, or any part thereof, for any other use not provided for in paragraph "7" hereof, without Licensor's prior written consent.

9. Subject to the terms of the Lease, Licensor, at its expense, shall make structural repairs deemed necessary by it to keep the premises in good operating condition, provided that repairs are due to ordinary wear or to damage by the elements and without any abatement of Consideration for the interruption caused thereby.

10. Licensor shall also, at its expense, maintain the premises and the equipment included on Schedule "B" in good, safe and operating condition and promptly make all repairs or replacements which are not the responsibility of Landlord under the Lease or of Licensee or are occasioned by the negligence or misconduct of its employees, agents and customers, which repairs or replacements shall be in quality and class equal to or better than the work or installations existing at the time that the damage or injury occurred. Licensee shall commit no act of waste to the premises or improvements.

11. If Licensee shall fail to comply with its obligations under the last sentence of paragraph "10" hereof,

Licensor or its agent may enter upon any portion of the premises occupied by Licensee in order to take such remedial action as is necessary and may charge the cost of repair to Licensee as additional Consideration due with Licensee's next monthly installment of Consideration. Licensee's failure to pay such charges shall be treated as a failure to pay Consideration when due and subject to the same remedies.

12. Licensor shall not be required to render any services to Licensee or to make any repairs or replacements to the premises except those specifically described in this License.

13. Licensor and Licensee agree that this License is only a license and shall not be construed as a sublease, or confer any rights of a sublease.

14. This License is subject and subordinate to the Lease and to all mortgages or other security instruments which may now or hereafter affect this License or the premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying tenant or by any mortgagee. In confirmation of such subordination, Licensee shall execute promptly any certificate that Licensor may request.

15. Licensee shall comply promptly with the terms of the Lease and all present and future laws, codes and ordinances and other notices, requirements, orders, regulations and recommendations (whatever the nature thereof) of all governmental authorities and recommendations of the board of fire underwriters or any insurance organizations, associations or companies in the respect to the premises and Licensee will not knowingly do or commit, or suffer to be done or committed anywhere in the premises, any act or thing contrary to the Lease or any of the laws, ordinances, notices, requirements, orders, regulations and recommendations referred to herein.

16. Licensee shall place no signs on the premises which do not relate to Licensee's business without first obtaining Licensor's prior written consent. All signs shall be in compliance with the Lease and all applicable laws. Licensee shall pay the charges, if any, for all sign permits.

17. Licensee agrees that it will take no action that would violate the provisions of the Lease.

18. (a) Licensee shall quit and surrender peaceably and quietly, to Licensor, its agent or attorney, possession of the premises at the expiration or other termination of this License, in good condition, except for ordinary wear and tear. If upon termination of this License or abandonment of the premises by Licensee, Licensee abandons or leaves any personal property or equipment at the premises, such equipment or property shall be conclusively deemed abandoned and Licensor shall have the right, without notice to Licensee, to store or otherwise dispose of the property or equipment at Licensee's sole cost, expense and risk, without being liable in any respect to Licensee. Licensee agrees that any such disposition by Licensor shall be conclusively deemed to be commercially reasonable.

     (b) If Licensee holds over or remains in possession of the premises after the expiration of the term of the License, or after any prior termination thereof, without any written agreement being made or entered into between Licensor and Licensee, such holding over or continued possession shall be deemed to be a license from month to month at a monthly Consideration equal to two (2) times the then last monthly installments payable during the term, and otherwise upon the terms and conditions of this License, and such license shall be terminable at the end of any month by either party upon written notice delivered to the other party at least thirty (30) days prior to the end of such month. Nothing herein shall be construed as to permit Licensee to hold over or remain in possession beyond the expiration or termination of the Lease.

19. Licensee shall not do any act, or make any contract, which may create or be a foundation for any lien (including mechanics or materialman's liens) or other encumbrance upon any interest of Landlord or Licensor in the premises. If any such lien be filed, Licensee, within fifteen (15) days or as soon as reasonably possible after notice of filing shall cause any such lien or encumbrance to be discharged of record.

20. Licensee shall make no additions, changes, alterations or improvements to the premises without first submitting detailed plans and specifications and obtaining Licensor's prior written consent. Any alterations or additions to any buildings or permanent improvements authorized by Licensor shall be made in a good, workmanlike manner, in compliance with all applicable laws, rules and regulations and at Licensor's option shall upon installation become the property of Licensor and Licensee shall have no right or interest therein except to continue to use same during the remainder of the term of this License. At the request of Licensor, Licensee shall at its own cost and expense remove all alterations, improvements, and additions not acceptable to or desired by Licensor, from the premises and Licensee shall repair all damage caused by such installation and removal. Any costs incurred by Licensor in removing or disposing of fixtures or repairing damage shall be additional Consideration due hereunder.

21. Licensor and Licensee agree that each of the provisions of this License is a material and substantial condition of the agreement between the parties relating to the license for use of the premises. Licensor may immediately terminate this License, upon two (2) days written notice, upon the failure of Licensee to cure a default within ten (10) days of notice of default from Licensor, and in any manner resume full possession of the premises; in the event the Licensee does not comply with any one of the terms and conditions of this License, the Lease, or upon any grounds provided in any applicable law, statute, rule or regulation including by way of illustration but not limited to the happening of the following event:

     a) If any insolvency or receivership proceedings are instituted by or against Licensee or Licensee makes any general assignment for the benefit of creditors, or a receiver or trustee is appointed for Licensee or for any of Licensee's assets, or a judgment is entered against Licensee, or if any attachment, execution or like process is issued against the Licensee or any of Licensee's assets.

22. In the event of any default by Licensee, re-entry by Licensor, expiration or termination of this License or dispossess by summary proceeding or otherwise, Licensee shall be responsible for the following:

      a) Consideration up to the time of such re-entry, dispossess or expiration of the term of this License;

      b) Consideration for the balance of the full term, all of which shall be accelerated and due and payable as of the date of default, re-entry by Licensor, termination of this License or entry of a judgment of possession, whichever date first occurs;

      c) The payment of all sums incurred by Licensor in putting the premises in good order or preparing the same for re-licensing, including brokerage and advertising fees;

      d) Reasonable attorney's fees and expenses resulting from Licensor enforcing any of the remedies described above, or in the enforcement of this License or in defending any claim brought against Licensor by Licensee against which Licensor successfully defends; and

      e) In addition, Licensor shall have such other remedies as are then available to it by law. Licensor is under no obligation to mitigate damages.

     No right or remedy granted or reserved unto Licensor hereunder shall be deemed to be exclusive of any other or additional right or remedy available to Licensor at law or in equity or under statute.

23. Licensee shall not assign, sub-license, pledge, mortgage or otherwise transfer the premises, or any part thereof, without first obtaining Licensor's written consent which consent Licensor may, in its sole discretion, withhold with or without cause. In the event of any such assignment or sub-licensing, by new license agreement or otherwise, Licensee shall continue to remain jointly and severally liable with its transferee to Licensor for the performance of all of Licensee's obligations for the remainder of the term of this License.

24. This License is subject and subordinate to all of the terms, provisions and conditions of the Lease with Landlord, and if such Lease shall be cancelled or terminated, this License shall be automatically terminated or cancelled, without any liability on the part of Licensor to Licensee.

25. The parties hereto waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this License, the relationship of Licensor and Licensee, Licensee's use of or occupancy of the premises, or any other statutory remedy. In the event Licensor or Landlord commences any dispossess proceeding for possession of the premises, Licensee will not interpose any counterclaim of any nature or description in such proceeding.

26. Licensee agrees to defend, indemnify and hold Licensor and Landlord, their affiliates, officers, directors, employees and agents harmless from and against any and all losses, claims, demands, suits, actions, judgments, fines or payments for, or in connection with, any accident, injury or damage whatsoever caused to any person or property arising, directly or indirectly, out of the business conducted at the premises or on any of the sidewalks adjoining the same, or arising, directly or indirectly, from any violation of any law, agency ruling or regulation, or from any act or omission of Licensee or any sublicensee and their respective, servants, agents, customers, employees or contractors, and from and against all costs, expenses and liabilities incurred in connection with any such claim or proceeding brought thereon. Licensee's obligations under this paragraph shall survive expiration or termination of this License. Licensor shall have no responsibility whatsoever for any damage, vandalism or theft of

Licensee's property.

27. Licensee agrees that the liability of the Licensor under this License and all matters pertaining to or arising out of the License and the use and occupancy of the licensed premises, shall be limited to Licensor's interest in the premises, and in no event shall Licensee make any claim against or seek to impose any personal liability upon any individual, general or limited partner of any partnership, or principal of any firm or corporation that may now or hereafter become the Licensor.

28. If the whole or any substantial part of the premises shall be acquired or condemned by eminent domain or for any public or quasi-public use or purpose, then, and in that event, the term of this License shall cease and terminate from the date of title vesting and Licensee shall have no claim against Licensor for the value of any unexpired term of this License. No part of any award shall belong to Licensee.

29. Should any of Licensee's checks, electronic wire transfers or electronic funds transfers be dishonored, stopped or returned for any reason after delivery or transfer to Licensor, Licensee agrees to pay to Licensor an administrative service charge equal to the greater of $50.00 or three (3%) percent of the amount of any such check or attempted transfer, to cover Licensor's costs and expenses. Any money owed by Licensee to Licensor after the due date shall bear interest at the rate of the lesser of 1 1/2% per month (18% annual percentage rate), or the maximum interest rate permitted by law.

30. Licensor does not, in any way, represent or warrant the fitness of the premises for the use contemplated by Licensee and it shall be Licensee's obligation to make same fit at its sole cost and expense. Licensee acknowledges that it has inspected the premises and accepts the same in its present condition "AS IS".

31. Licensee warrants and represents to Licensor that it has dealt with no broker, real estate salesman, or person acting as broker or finder, in connection with this License. Licensee shall defend, indemnify and hold harmless Licensor of and from any and all claims, liabilities and/or damages which are based upon a claim by any broker, person, firm, or corporation for brokerage commission and/or other compensation by reason of having dealt with Licensee. The provisions hereof shall survive the expiration or termination of this License.

32. All notices and other communications which are required shall be given by hand or by Certified Mail, Return Receipt Requested, to the parties at their respective addresses first written above, or to the Licensee at the premises or to such other address as either party may designate by hand or like Certified Mail. Any such notice shall take effect at the time of the mailing thereof.

33. Licensor's right to require strict performance shall not be affected by any previous waiver or course of dealings.

34. Licensor shall not be liable for failure to give possession of the premises upon the commencement date by reason of the fact that the premises are not ready for occupancy or because a prior licensee or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The

Consideration shall not commence until possession is given or is available, but the term herein shall not be extended.

35. This License shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors and assigns.

36. No waiver, modification, change or alteration of the provisions of this License, or any of the rights or remedies of either of the parties hereto shall be valid, unless such waiver, modification, change or alteration is in writing, and signed by the party against whom enforcement is sought.

37. This License shall be construed in accordance with the laws of the State of New York.

38. In the event any provision of this License is declared illegal, invalid, or unenforceable or contrary to law, it shall not affect any other part.

39. The parties have set forth in this License their entire understanding relating to the premises, there is no other agreement or understanding between the parties relating to the premises, except as expressly set forth herein.

40. Licensee has fully read this License before signing same and is in full agreement with its terms. The person signing this License on behalf of Licensee certifies that he/she is authorized by Licensee to execute this License on behalf of Licensee and to bind Licensee to its terms.

41. Licensee shall not record this License or any notice or memorandum thereof.


                                     GETTY REALTY CORP.





______________________          By:  ______________________________
Witness                                              President, Licensor




                                     GETTY PETROLEUM MARKETING INC.




______________________          By:  ______________________________
Witness                                              President, Licensee

                                SCHEDULE 1.01(a)
                           Environmental Liabilities






                           NON-INVEST-ENVIRONMENTAL

 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    95141 MILLSTONE              NJ
    96904 MIDDLETOWN             RI
    97126 HAZLETON               PA
    97192 EDDINGTON              PA
    98326 BRONXVILLE             NY
    98351 NANUET                 NY
    98440 WEST HURLEY            NY
    98442 S. DURHAM              NY
    98444 GANESVOORT             NY
    98455 TIVOLI                 NY
    98461 SAUGERTIES             NY
    98535 ELMHURST               NY
    98967 BRONX                  NY
       13 sites

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
        7 JAMAICA                NY
        8 REGO PARK              NY
       16 OZONE PARK             NY
       17 BROOKLYN               NY
       20 BRONX                  NY
       22 CORONA                 NY
       24 BRONX                  NY
       38 OCEANSIDE              NY
       54 BRIGHTWATERS           NY
       61 MIDDLE ISLAND          NY
       74 WHITE PLAINS           NY
       75 WHITE PLAINS           NY
       77 NEW ROCHELLE           NY
       78 YONKERS                NY
       79 HARTSDALE              NY
       82 OSSINING               NY
       91 ELMSFORD               NY
       93 PELHAM MANOR           NY
      100 MAHWAH                 NJ
      101 VALLEY COTTAGE         NY
      102 PEEKSKILL              NY
      103 PORT CHESTER           NY
      104 LARCHMONT              NY
      110 MEDFORD                NY
      111 BRONX                  NY
      114 BRONX                  NY
      115 BRONX                  NY
      116 ELMSFORD               NY
      117 MAMARONECK             NY
      121 YONKERS                NY
      126 BROOKLYN               NY
      128 BROOKLYN               NY
      138 YONKERS                NY
      146 MAHOPAC                NY
      157 POUGHKEEPSIE           NY
      159 CARMEL                 NY
      160 MARLBORO               NY
      163 LAKE KATRINE           NY
      169 WAPPINGERS FALLS       NY
      174 STONY POINT            NY
      177 HIGHLAND               NY
      178 KINGSTON               NY
      179 POUGHKEEPSIE           NY
      181 HOWARD BEACH           NY
      182 LAGRANGEVILLE          NY
      186 BRONX                  NY
      195 STATEN ISLAND          NY
      200 S. ISLAND              NY
      210 BRONX                  NY
      214 JAMAICA                NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
      218 MIDDLE VILLAGE         NY
      219 LONG ISLAND CITY       NY
      223 BROOKLYN               NY
      225 ROCKAWAY PARK          NY
      228 BROOKLYN               NY
      229 BROOKLYN               NY
      234 STATEN ISLAND          NY
      235 S. ISLAND              NY
      240 SPRINGFIELD GDNS.      NY
      252 MT. VERNON             NY
      254 NORTH BRUNSWICK        NJ
      257 BRONX                  NY
      258 BRONX                  NY
      261 BRONX                  NY
      264 BRONX                  NY
      266 BRONX                  NY
      268 BRONX                  NY
      270 BRONX                  NY
      271 BRONX                  NY
      272 BRONX                  NY
      275 BRONX                  NY
      276 BRONX                  NY
      277 BRONX                  NY
      278 YONKERS                NY
      288 ATLANTIC HIGHLANDS     NJ
      301 N. TARRYTOWN           NY
      304 OLD BRIDGE             NJ
      307 BREWSTER               NY
      312 FLUSHING               NY
      319 MAHWAH                 NJ
      322 VALLEY COTTAGE         NY
      323 BRONX                  NY
      324 S. ISLAND              NY
      325 BRIARCLIFF MANOR       NY
      326 BRONX                  NY
      329 BRONX                  NY
      331 BRONX                  NY
      332 BRONX                  NY
      334 BROOKLYN               NY
      336 BROOKLYN               NY
      339 NEW YORK               NY
      340 NEW YORK               NY
      341 NEW YORK               NY
      342 GLENDALE               NY
      343 OZONE PARK             NY
      344 LIC                    NY
      357 N. BABYLON             NY
      358 PELHAM                 NY
      360 SMITHTOWN              NY
      361 ASTORIA                NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
      362 S. ISLAND              NY
      363 CEDARHURST             NY
      366 LAKE RONKONKOMA        NY
      370 KEYPORT                NJ
      377 NEW CITY               NY
      379 W. HAVERSTRAW          NY
      396 STATEN ISLAND          NY
      411 BROOKLYN               NY
      421 BROOKLYN               NY
      425 W. ISLIP               NY
      429 RONKONKOMA             NY
      444 BAYSHORE               NY
      460 BETHPAGE               NY
      523 TOMS RIVER             NJ
      535 N. BABYLON             NY
      544 WHITE PLAINS           NY
      545 SAUGERTIES             NY
      546 WOODSIDE               NY
      547 OZONE PARK             NY
      548 HICKSVILLE             NY
      549 BRONX                  NY
      561 S. ISLAND              NY
      564 BROOKLYN               NY
      568 LIC                    NY
      570 WHITE PLAINS           NY
      571 N. WHITE PLAINS        NY
      572 HAWTHORNE              NY
      573 PLEASANTVILLE          NY
      574 PATTERSON              NY
      576 YONKERS                NY
      577 YONKERS                NY
      578 RYE                    NY
      579 OSSINING               NY
      580 BRANFORD               CT
      581 BRIDGEPORT             CT
      583 COVENTRY               CT
      587 FRANKLIN               CT
      589 MANCHESTER             CT
      590 MERIDEN                CT
      595 NEW MILFORD            CT
      596 NORTH HAVEN            CT
      598 NORWICH                CT
      600 WAUREGAN               CT
      604 TERRYVILLE             CT
      607 UNION CITY             CT
      611 WATERFORD              CT
      613 WESTPORT               CT
      615 WOODBRIDGE             CT
      619 AGAWAM                 MA
      624 GRANBY                 MA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
      625 GREAT BARRINGTON       MA
      628 MONSON                 MA
      633 PITTSFIELD             MA
      635 SOUTH HADLEY           MA
      637 SPRINGFIELD            MA
      638 SPRINGFIELD            MA
      647 OSSINING               NY
      649 BROOKLYN               NY
      660 LAKEWOOD               NJ
      667 PARAMUS                NJ
      673 PLEASANTVILLE          NJ
      676 GLEN HEAD              NY
      677 NEW ROCHELLE           NY
      679 TORRINGTON             CT
      680 N. BRANFORD            CT
      685 DOBBS FERRY            NY
      687 WOLCOTT                CT
      688 PLAINVILLE             CT
      709 BROOKLYN               NY
      751 FAIRLESS HILLS         PA
      752 PHILADELPHIA           PA
     6130 NEW HAVEN              CT
     6722 BLOOMFIELD             CT
     6725 SIMSBURY               CT
     6742 RIDGEFIELD             CT
     6743 BRIDGEPORT             CT
     6744 NORWALK                CT
     6746 BRIDGEPORT             CT
     6748 BRIDGEPORT             CT
     6749 BRIDGEPORT             CT
     6751 BRIDGEPORT             CT
     6753 BRIDGEPORT             CT
     6754 BRIDGEPORT             CT
     6756 BRIDGEPORT             CT
     6762 DARIEN                 CT
     6764 WESTPORT               CT
     6765 STAMFORD               CT
     6766 HAMDEN                 CT
     6768 STAMFORD               CT
     6772 COS COB                CT
     6776 STRATFORD              CT
     6777 MILFORD                CT
     6778 STRATFORD              CT
     6782 FAIRFIELD              CT
     6811 BRISTOL                CT
     6813 BROOKFIELD             CT
     6817 TORRINGTON             CT
     6819 NORWALK                CT
     6826 HARTFORD               CT
     6831 NEW HAVEN              CT

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
     6836 BRIDGEPORT             CT
     6837 WILTON                 CT
     6850 W. HARTFORD            CT
     6853 ENFIELD                CT
     6862 STRATFORD              CT
     6864 EAST HARTFORD          CT
     6871 AVON                   CT
     8608 WILMINGTON             DE
     8635 NEW CASTLE             DE
     8637 ST. GEORGES            DE
     8641 WILMINGTON             DE
     8667 NEWARK                 DE
     8669 WILMINGTON             DE
    28206 LISBON                 ME
    28215 WESTBROOK              ME
    28226 WINDHAM                ME
    28231 AUGUSTA                ME
    29721 BALTIMORE              MD
    29763 RANDALLSTOWN           MD
    30161 MILFORD                MA
    30315 S. WEYMOUTH            MA
    30326 GARDNER                MA
    30327 STOUGHTON              MA
    30332 METHUEN                MA
    30344 RANDOLPH               MA
    30351 ROCKLAND               MA
    30352 WATERTOWN              MA
    30363 WEYMOUTH               MA
    30374 DEDHAM                 MA
    30375 HINGHAM                MA
    30392 ASHLAND                MA
    30409 HYDE PARK              MA
    30412 PITTSFIELD             MA
    30436 WORCESTER              MA
    30438 NEW BEDFORD            MA
    30439 TAUNTON                MA
    30466 CLINTON                MA
    30468 FOXBORO                MA
    30472 GROVELAND              MA
    30488 HYANNIS                MA
    30506 HOLYOKE                MA
    30518 GROVELAND              MA
    30524 FALMOUTH               MA
    30537 SOMERSET               MA
    30545 METHUEN                MA
    30546 ROCKLAND               MA
    30548 WILLIAMSTOWN           MA
    30551 FAIRHAVEN              MA
    30552 BELLINGHAM             MA
    30558 SEEKNOK                MA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    30559 WALPOLE                MA
    30561 N. ANDOVER             MA
    30562 WESTFORD               MA
    30600 LOWELL                 MA
    30601 FRAMINGHAM             MA
    30602 AUBURN                 MA
    30603 METHUEN                MA
    30604 AMESBURY               MA
    30605 GEORGETOWN             MA
    30606 IPSWICH                MA
    30607 SALISBURY              MA
    30609 BEVERLY                MA
    30611 HAVERHILL              MA
    30612 CHATHAM                MA
    30618 LOWELL                 MA
    30619 METHUEN                MA
    30621 NEWBURYPORT            MA
    30623 ORLEANS                MA
    30624 PEABODY                MA
    30627 SALEM                  MA
    30629 TEWKSBURY              MA
    30630 TWIN MILL (WAREHAM)    MA
    30631 FALMOUTH               MA
    30632 W. YARMOUTH            MA
    30633 WESTFORD               MA
    30635 YARMOUTH               MA
    30636 BRIDGEWATER            MA
    30644 CANTON                 MA
    30646 STOUCHTON              MA
    30651 WORCESTER              MA
    30652 AUBURN                 MA
    30653 BARRE                  MA
    30654 WORCESTER              MA
    30655 BROCKTON               MA
    30656 MILLBURY               MA
    30658 WORCESTER              MA
    30660 DUDLEY                 MA
    30663 WORCESTER              MA
    30664 HYANNIS                MA
    30665 LEOMINSTER             MA
    30666 WORCESTER              MA
    30668 WORCESTER              MA
    30669 NORTH BOROUGH          MA
    30670 POCASSET               MA
    30671 CLINTON                MA
    30672 W. BOYLSTON            MA
    30673 WORCESTER              MA
    30674 SOUTHBRIDGE            MA
    30675 WORCESTER              MA
    30676 S. YARMOUTH            MA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    30677 STERLING               MA
    30679 WORCESTER              MA
    30680 FRAMINGHAM             MA
    30682 WAREHAM                MA
    30683 WESTBOROUGH            MA
    30684 HARWICHPORT            MA
    30685 WORCESTER              MA
    30686 WORCESTER              MA
    30687 FITCHBURG              MA
    30688 WORCESTER              MA
    30689 CHERRY VALLEY          MA
    30690 FRAMINGINGHAM          MA
    30692 SOUTHBRIDGE            MA
    30693 OXFORD                 MA
    30694 WORCESTER              MA
    30696 FITCHBURG              MA
    30697 WORCESTER              MA
    30700 FRAMINGHAM             MA
    30702 MILFORD                MA
    30704 UXBRIDGE               MA
    30710 WORCESTER              MA
    55211 DERRY                  NH
    55234 PLAISTOW               NH
    55235 GILFORD                NH
    55236 SOMERSWORTH            NH
    55237 SALEM                  NH
    55238 LONDONDERRY            NH
    55239 ROCHESTER              NH
    55241 HAMPTON                NH
    55245 NASHUA                 NH
    55246 PELHAM                 NH
    55247 PEMBROKE               NH
    55249 ROCHESTER              NH
    55250 ROCHESTER              NH
    55251 SALEM                  NH
    55252 SEABROOK               NH
    55253 SOMERSWORTH            NH
    55254 EXETER                 NH
    55256 CANDIA                 NH
    55257 EPPING                 NH
    55258 EPSOM                  NH
    55261 MILFORD                NH
    55264 PORTSMOUTH             NH
    55265 PORTSMOUTH             NH
    55267 SALEM                  NH
    55268 SEABROOK               NH
    56003 MCAFEE                 NJ
    56005 HAMBURG                NJ
    56009 WEST MILFORD           NJ
    56028 WILLINGBORO            NJ

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    56039 NUTLEY                 NJ
    56046 TOMS RIVER             NJ
    56051 WALL TOWNSHIP          NJ
    56056 UNION                  NJ
    56062 CRANBURY               NJ
    56064 SPOTSWOOD              NJ
    56065 NEW BRUNSWICK          NJ
    56075 ELIZABETH              NJ
    56079 BAYONNE                NJ
    56084 BASKING RIDGE          NJ
    56086 DEPTFORD               NJ
    56088 SEWELL                 NJ
    56101 TRENTON                NJ
    56102 LODI                   NJ
    56113 SPRING LAKE            NJ
    56116 CLIFTON                NJ
    56117 SEWELL                 NJ
    56132 ASBURY PARK            NJ
    56142 PATERSON               NJ
    56149 BRICK TOWNSHIP         NJ
    56156 OCEAN CITY             NJ
    56157 WHITING                NJ
    56169 MONTVALE               NJ
    56215 NEPTUNE                NJ
    56230 NEWARK                 NJ
    56251 NESHANIC STATION       NJ
    56253 PINE HILL              NJ
    56258 TUCKERTON              NJ
    56260 W. DEPTFORD            NJ
    56262 ATCO                   NJ
    56263 SOMERVILLE             NJ
    56271 MATAWAN                NJ
    56276 FORT LEE               NJ
    56803 BERGENFIELD            NJ
    56809 RAHWAY                 NJ
    56815 LINDEN                 NJ
    56818 BLOOMFIELD             NJ
    56821 SOUTH ORANGE           NJ
    56844 NUTLEY                 NJ
    56852 ENGLEWOOD              NJ
    56868 CLIFTON                NJ
    56871 JERSEY CITY            NJ
    56873 WATCHUNG               NJ
    56877 GREEN VILLAGE          NJ
    56891 BLOOMFIELD             NJ
    56893 PARLIN                 NJ
    56896 COLONIA                NJ
    56897 N. BERGEN              NJ
    56915 RIDGEWOOD              NJ
    56919 WAYNE                  NJ

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    56921 WASHINGTON             NJ
    56922 PARAMUS                NJ
    56924 GARFIELD               NJ
    56925 JERSEY CITY            NJ
    56926 FORT LEE               NJ
    56933 BELFORD                NJ
    56935 EATONTOWN              NJ
    56939 MONMOUTH BCH           NJ
    56962 TRENTON                NJ
    56987 BEVERLY                NJ
    56999 WEST ORANGE            NJ
    58006 ROCKVILLE CENTRE       NY
    58007 GLENDALE               NY
    58012 BELLAIRE               NY
    58014 BRONX                  NY
    58015 BROOKLYN               NY
    58018 BAYSIDE                NY
    58019 YONKERS                NY
    58021 DOBBS FERRY            NY
    58022 N. MERRICK             NY
    58025 WHITE PLAINS           NY
    58027 GREAT NECK             NY
    58031 GLEN HEAD              NY
    58034 PT. WASHINGTON         NY
    58041 WESTBURY               NY
    58042 TUCKAHOE               NY
    58046 EAST HILLS             NY
    58049 YONKERS                NY
    58053 BROOKLYN               NY
    58069 LYNBROOK               NY
    58071 ST. ALBANS             NY
    58072 RHINEBECK              NY
    58073 RIDGEWOOD              NY
    58077 BROOKLYN               NY
    58079 BROOKLYN               NY
    58087 BAYSHORE               NY
    58092 ARDSLEY                NY
    58101 YONKERS                NY
    58108 WHITE PLAINS           NY
    58111 SCARSDALE              NY
    58112 EASTCHESTER            NY
    58114 NEW ROCHELLE           NY
    58119 BROOKLYN               NY
    58121 NEW ROCHELLE           NY
    58123 BROOKLYN               NY
    58154 BRONX                  NY
    58161 YONKERS                NY
    58173 GLENVILLE              NY
    58184 YONKERS                NY
    58205 NEW YORK               NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    58218 ALBANY                 NY
    58220 LONG ISLAND CITY       NY
    58254 ALBANY                 NY
    58260 RENSSELAER             NY
    58263 MT. KISCO              NY
    58297 SALT POINT             NY
    58315 ROTTERDAM              NY
    58329 OSSINING               NY
    58347 ELLENVILLE             NY
    58367 CHATHAM                NY
    58393 HYDE PARK              NY
    58401 SHRUB OAK              NY
    58409 NEW YORK               NY
    58411 EAST MEADOW            NY
    58415 BROOKLYN               NY
    58441 STATEN ISLAND          NY
    58442 STATEN ISLAND          NY
    58471 CEDARHURST             NY
    58505 BRONX                  NY
    58513 BRONX                  NY
    58514 NEW YORK               NY
    58526 OZONE PARK             NY
    58532 MT. VERNON             NY
    58535 PELHAM MANOR           NY
    58542 NEW YORK               NY
    58543 FREEPORT               NY
    58547 ASTORIA                NY
    58548 MOHEGAN LAKE           NY
    58553 STATEN ISLAND          NY
    58557 E. ELMHURST            NY
    58558 STATEN ISLAND          NY
    58563 MERRICK                NY
    58567 GUILDERLAND CTR.       NY
    58573 WANTAGH                NY
    58574 SMITHTOWN              NY
    58582 TROY                   NY
    58584 BROOKLYN               NY
    58585 ARVERNE                NY
    58587 REGO PARK              NY
    58592 NEW YORK               NY
    58596 MIDDLETOWN             NY
    58598 OCEANSIDE              NY
    58602 MANHASSET              NY
    58605 HOWARD BEACH           NY
    58616 BRONX                  NY
    58703 SCHENECTADY            NY
    58704 BALLSTON SPA           NY
    58705 BALLSTON SPA           NY
    58710 COLONIE                NY
    58711 DELMAR                 NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    58712 ELLENVILLE             NY
    58713 FT. EDWARD             NY
    58714 FT. PLAIN              NY
    58715 GLENS FALLS            NY
    58716 GLOVERSVILLE           NY
    58718 HALFMOON               NY
    58719 GREEN ISLAND           NY
    58720 HANCOCK                NY
    58721 HYDE PARK              NY
    58722 LATHAM                 NY
    58723 BALLSTON SPA           NY
    58724 MELROSE                NY
    58725 MILLERTON              NY
    58726 NEW WINDSOR            NY
    58727 NISKAYUNA              NY
    58730 PLEASANT VALLEY        NY
    58731 POUGHKEEPSIE           NY
    58733 QUEENSBURY             NY
    58735 ROTTERDAM              NY
    58737 GUILDERLAND            NY
    58739 S. GLENS FALLS         NY
    58740 TROY                   NY
    58741 WARRENSBURG            NY
    58743 HUDSON FALLS           NY
    58744 MECHANICVILLE          NY
    58745 ALBANY                 NY
    58750 MECHANICVILLE          NY
    58751 NEWBURGH               NY
    58753 KINGSTON               NY
    58754 RENSSELAER             NY
    58759  RHINEBECK             NY
    58760 PORT EWEN              NY
    58761 CATSKILL               NY
    58762 CATSKILL               NY
    58764 CATSKILL               NY
    58766 HUDSON                 NY
    58768 SAUGERTIES             NY
    58769 FREEHOLD               NY
    58770 COXSACKIE              NY
    58771 GREENVILLE             NY
    58772 QUARRYVILLE            NY
    58774 MONSEY                 NY
    58776 KINGSTON               NY
    58780 RENSSELAER             NY
    58785 MENANDS                NY
    58786 HOUSICK FALLS          NY
    58788 BREWSTER               NY
    58790 BARDONIA               NY
    58793 VALATIE                NY
    58794 CAIRO                  NY

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    58796 VISTA                  NY
    58797 LEEDS                  NY
    58798 POUGHKEEPSIE           NY
    58802 PINE BUSH              NY
    58804 COPAKE                 NY
    58806 RED HOOK               NY
    58808 W. TAGHKANIC           NY
    58812 RAVENA                 NY
    58822 CROTON FALLS           NY
    67101 BANGOR                 PA
    67215 PHILADELPHIA           PA
    67227 ALLENTOWN              PA
    67243 BRYN MAWR              PA
    67244 CONSHOHOCKEN           PA
    67249 PHILADELPHIA           PA
    67253 HUNTINGDON VALLEY      PA
    67254 FEASTERVILLE           PA
    67255 PHILADELPHIA           PA
    67258 PHILADELPHIA           PA
    67265 PHILADELPHIA           PA
    67266 PHILADELPHIA           PA
    67269 HATBORO                PA
    67271 HAVERTOWN              PA
    67272 MEDIA                  PA
    67274 PHILADELPHIA           PA
    67275 MILMONT PARK           PA
    67276 PHILADELPHIA           PA
    67278 ALDAN                  PA
    67282 BRISTOL                PA
    67288 TREVOSE                PA
    67298 HAVERTOWN              PA
    67299 ABINGTON               PA
    67301 HATBORO                PA
    67367 CLIFTON HIGHTS         PA
    67381 ALDAN                  PA
    67396 MEDIA                  PA
    67398 ROSLYN                 PA
    67401 CLIFTON HIGHTS         PA
    67402 PHILADELPHIA           PA
    67405 MORRISVILLE            PA
    67409 PHILADELPHIA           PA
    67415 PHOENIXVILLE           PA
    67416 LEVITTOWN              PA
    67418 LANGHORNE              PA
    67419 POTTSTOWN              PA
    67422 BOYERTOWN              PA
    67423 QUAKERTOWN             PA
    67425 SOUDERTON              PA
    67426 LANSDALE               PA
    67431 FURLONG                PA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    67432 COOPERSBURG            PA
    67433 DOYLESTOWN             PA
    67434 RICHBORO               PA
    67435 PENNDEL                PA
    67436 WEST CHESTER           PA
    67437 NORRISTOWN             PA
    67531 TRAPPE                 PA
    67580 GETTYSBURG             PA
    67598 LINWOOD                PA
    67599 ELIZABETHTOWN          PA
    67601 NORTH HILLS            PA
    67602 NEWTOWN SQUARE         PA
    67604 ALLENTOWN              PA
    67607 PHILADELPHIA           PA
    67610 PHILADELPHIA           PA
    67615 PHILADELPHIA           PA
    67617 PALMER TOWNSHIP        PA
    67623 FARIFIELD              PA
    67624 NEW OXFORD             PA
    67626 LITTLESTOWN            PA
    67627 HANOVER                PA
    67635 YORK                   PA
    67636 DOVER                  PA
    67638 GLEN ROCK              PA
    67639 CARLISLE               PA
    67640 CARLISLE               PA
    67641 BOILING SPRINGS        PA
    67647 HANOVER                PA
    67649 BIGLERVILLE            PA
    67650 NEW OXFORD             PA
    67654 HARRISBURG             PA
    68002 MIDDLETOWN             RI
    68007 PROVIDENCE             RI
    68120 EAST PROVIDENCE        RI
    68611 PAWTUCKET              RI
    68619 CRANSTON               RI
    68622 PAWTUCKET              RI
    68623 BARRINGTON             RI
    68629 WARWICK                RI
    68642 PORTSMOUTH             RI
    69004 EPHRATA                PA
    69005 DAUPHIN                PA
    69010 YORK                   PA
    69012 GETTYSBURG             PA
    69016 POTTSVILLE             PA
    69019 POTTSVILLE             PA
    69406 ALLENTOWN              PA
    69407 LANCASTER              PA
    69408 BETHLEHEM              PA
    69409 EASTON                 PA

                          INVESTMENT-ENVIRONMENTAL

 LOCATION
-------------------------------------
    #             CITY         STATE
-------------------------------------
    69415 BETHLEHEM              PA
    69416 LANCASTER              PA
    69417 SCHAEFFERSTOWN         PA
    69419 HAMBURG                PA
    69420 READING                PA
    69421 MILLERSVILLE           PA
    69422 MANHEIM                PA
    69424 MOUNTVILLE             PA
    69425 EBENEZER               PA
    69426 BETHLEHEM              PA
    69428 INTERCOURSE            PA
    69430 REINHOLDS              PA
    69431 BOYERTOWN              PA
    69436 WEST GROVE             PA
    69439 OXFORD                 PA
    69440 POTTSTOWN              PA
    69443 EPHRATA                PA
    69444 READING                PA
    69445 ROBESONIA              PA
    69449 YORK                   PA
    69466 KENHORST               PA
    69472 LEOLA                  PA
    69476 SHREWSBURY             PA
    69483 RED LION               PA
    69484 READING                PA
    69485 ROTHSVILLE             PA
    69495 HARRISBURG             PA
    69497 ADAMSTOWN              PA
    69503 LANCASTER              PA
    69504 NEW HOLLAND            PA
    69505 CHRISTIANA             PA
    69507 LANCASTER              PA
    69672 READING                PA
    69673 WYOMISSING HILLS       PA
    69676 ST.CLAIR               PA
    69680 REIFFTON               PA
    69681 W. READING             PA
    69682 ARENDTSVILLE           PA
    69683 MOHNTON                PA
    69684 ST.THOMAS              PA
    69685 CARLISLE               PA
    69688 BONNEAUVILLE           PA
    69690 MCCONNELLBURG          PA
    76112 BENNINGTON             VT
      694 sites

                                SCHEDULE 1.01(b)
                                    Upgrades


                              NON-INVEST-CAPITAL

 LOCATION
---------------------------------------
     #              CITY          STATE
---------------------------------------
      96904 MIDDLETOWN              RI
      97192 EDDINGTON               PA
      98175 LYNBROOK                NY
      98326 BRONXVILLE              NY
          4 sites


                              INVESTMENT-CAPITAL


 LOCATION
---------------------------------------
     #              CITY          STATE
---------------------------------------
          6 BROOKLYN                NY
          7 JAMAICA                 NY
          8 REGO PARK               NY
         20 BRONX                   NY
         22 CORONA                  NY
         24 BRONX                   NY
         61 MIDDLE ISLAND           NY
         74 WHITE PLAINS            NY
         79 HARTSDALE               NY
         82 OSSINING                NY
         91 ELMSFORD                NY
        102 PEEKSKILL               NY
        104 LARCHMONT               NY
        111 BRONX                   NY
        115 BRONX                   NY
        117 MAMARONECK              NY
        121 YONKERS                 NY
        126 BROOKLYN                NY
        128 BROOKLYN                NY
        138 YONKERS                 NY
        146 MAHOPAC                 NY
        157 POUGHKEEPSIE            NY
        160 MARLBORO                NY
        163 LAKE KATRINE            NY
        174 STONY POINT             NY
        177 HIGHLAND                NY
        178 KINGSTON                NY
        181 HOWARD BEACH            NY
        186 BRONX                   NY
        195 S. ISLAND               NY
        200 S. ISLAND               NY
        223 BROOKLYN                NY
        229 BROOKLYN                NY
        234 S. ISLAND               NY
        235 S. ISLAND               NY
        240 SPRINGFIELD GDNS.       NY
        252 MT. VERNON              NY
        264 BRONX                   NY
        266 BRONX                   NY
        270 BRONX                   NY
        272 BRONX                   NY
        275 BRONX                   NY
        276 BRONX                   NY
        277 BRONX                   NY
        278 YONKERS                 NY
        301 N. TARRYTOWN            NY
        307 BREWSTER                NY
        312 FLUSHING                NY
        323 BRONX                   NY
        324 S. ISLAND               NY

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
      341 NEW YORK               NY
      342 GLENDALE               NY
      343 OZONE PARK             NY
      344 LIC                    NY
      350 SPRING VALLEY          NY
      361 ASTORIA                NY
      362 S. ISLAND              NY
      396 S. ISLAND              NY
      411 BROOKLYN               NY
      421 BROOKLYN               NY
      544 WHITE PLAINS           NY
      545 SAUGERTIES             NY
      546 WOODSIDE               NY
      547 OZONE PARK             NY
      561 S. ISLAND              NY
      564 BROOKLYN               NY
      568 LIC                    NY
      570 WHITE PLAINS           NY
      572 HAWTHORNE              NY
      573 PLEASANTVILLE          NY
      576 YONKERS                NY
      577 YONKERS                NY
      578 RYE                    NY
      579 OSSINING               NY
      587 FRANKLIN               CT
      617 AGAWAM                 MA
      618 FEEDING HILLS          MA
      619 AGAWAM                 MA
      624 GRANBY                 MA
      625 G. BARRINGTON          MA
      626 HADLEY                 MA
      627 LANESBORO              MA
      628 MONSON                 MA
      629 NORTH ADAMS            MA
      630 NORTH ADAMS            MA
      631 PALMER                 MA
      632 PITTSFIELD             MA
      633 PITTSFIELD             MA
      637 SPRINGFIELD            MA
      638 SPRINGFIELD            MA
      640 SPRINGFIELD            MA
      641 SPRINGFIELD            MA
      643 WESTFIELD              MA
      647 OSSINING               NY
      649 BROOKLYN               NY
      685 DOBBS FERRY            NY
      709 BROOKLYN               NY
     6130 NEW HAVEN              CT
     6744 NORWALK                CT
     6765 STAMFORD               CT

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
     6772 COS COB                CT
     6822 MANCHESTER             CT
     6853 ENFIELD                CT
     8605 NEW CASTLE             DE
     8608 WILMINGTON             DE
     8635 NEW CASTLE             DE
     8637 ST. GEORGES            DE
     8641 WILMINGTON             DE
     8644 WILMINGTON             DE
     8645 CLAYMONT               DE
     8659 NEWARK                 DE
     8667 NEWARK                 DE
     8671 WILMINGTON             DE
    28032 PORTLAND               ME
    28215 WESTBROOK              ME
    29721 ROCKDALE               MD
    29763 RANDALSTOWN            MD
    29812 ABERDEEN               MD
    30161 MILFORD                MA
    30312 AGAWAM                 MA
    30315 S. WEYMOUTH            MA
    30317 WEST ROXBURY           MA
    30324 MAYNARD                MA
    30327 STOUGHTON              MA
    30331 ARLINGTON              MA
    30339 BELMONT                MA
    30351 ROCKLAND               MA
    30352 WATERTOWN              MA
    30355 READING                MA
    30361 DORCHESTER             MA
    30363 WEYMOUTH               MA
    30392 ASHLAND                MA
    30393 WOBURN                 MA
    30404 BELMONT                MA
    30412 PITTSFIELD             MA
    30429 N. ATTLEBORO           MA
    30436 WORCESTER              MA
    30439 TAUNTON                MA
    30445 FALL RIVER             MA
    30457 WORCESTER              MA
    30458 WEBSTER                MA
    30466 CLINTON                MA
    30468 FOXBORO                MA
    30471 WORCESTER              MA
    30472 CLINTON                MA
    30515 BOSTON                 MA
    30521 NEWTON                 MA
    30524 FALMOUTH               MA
    30537 SOMERSET               MA
    30545 METHUEN                MA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    30546 ROCKLAND               MA
    30548 WILLIAMSTOWN           MA
    30551 FAIRHAVEN              MA
    30557 TAUNTON                MA
    30558 SEEKONK                MA
    30559 WALPOLE                MA
    30561 N. ANDOVER             MA
    30562 WESTFORD               MA
    30600 LOWELL                 MA
    30601 FRAMINGHAM             MA
    30603 METHUEN                MA
    30604 AMESBURY               MA
    30605 GEORGETOWN             MA
    30606 IPSWICH                MA
    30607 SALISBURY              MA
    30609 BEVERLY                MA
    30610 BILLERICA              MA
    30612 CHATHAM                MA
    30615 HARWICH                MA
    30616 IPSWICH                MA
    30618 LOWELL                 MA
    30619 METHUEN                MA
    30621 NEWBURYPORT            MA
    30623 ORLEANS                MA
    30624 PEABODY                MA
    30625 QUINCY                 MA
    30626 REVERE                 MA
    30627 SALEM                  MA
    30629 TEWKSBURY              MA
    30630 TWIN MILL              MA
    30631 FALMOUTH               MA
    30633 WESTFORD               MA
    30636 BRIDGEWATER            MA
    30644 CANTON                 MA
    30646 STOUGHTON              MA
    30647 MEDFORD                MA
    30648 DORCHESTER             MA
    30649 STOUGHTON              MA
    30651 WORCESTER              MA
    30653 BARRE                  MA
    30654 WORCESTER              MA
    30655 BROCKTON               MA
    30656 MILLBURY               MA
    30658 WORCESTER              MA
    30660 DUDLEY                 MA
    30662 FRANKLIN               MA
    30663 WORCESTER              MA
    30665 LEOMINSTER             MA
    30666 WORCESTER              MA
    30668 WORCESTER              MA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    30669 NORTHBOROUGH           MA
    30670 POCASSET               MA
    30671 CLINTON                MA
    30672 W. BOYLSTON            MA
    30674 SOUTHBRIDGE            MA
    30675 WORCESTER              MA
    30676 S. YARMOUTH            MA
    30677 STERLING               MA
    30678 SUTTON                 MA
    30679 WORCESTER              MA
    30680 FRAMINGHAM             MA
    30682 WAREHAM                MA
    30683 WESTBOROUGH            MA
    30684 HARWICHPORT            MA
    30685 WORCESTER              MA
    30686 WORCESTER              MA
    30687 FITCHBURG              MA
    30688 WORCESTER              MA
    30689 CHERRY VALLEY          MA
    30690 FRAMINGHAM             MA
    30692 SOUTHBRIDGE            MA
    30693 OXFORD                 MA
    30696 FITCHBURG              MA
    30697 WORCESTER              MA
    30698 ORANGE                 MA
    30702 MILFORD                MA
    30704 UXBRIDGE               MA
    30709 WORCESTER              MA
    30710 WORCESTER              MA
    30711 AUBURN                 MA
    30712 WALTHAM                MA
    30713 LOWELL                 MA
    55237 SALEM                  NH
    55238 LONDONBERRY            NH
    55244 MERRINACK              NH
    55245 NASHUA                 NH
    55247 PEMBROKE               NH
    55249 ROCHESTER              NH
    55251 SALEM                  NH
    55254 EXETER                 NH
    55257 EPPING                 NH
    55258 EPSOM                  NH
    55259 EXETER                 NH
    55261 MILFORD                NH
    55265 PORTSMOUTH             NH
    55274 PELHAM                 NH
    56161 LITTLE FERRY           NJ
    56230 NEWARK                 NJ
    58007 GLENDALE               NY
    58012 BELLAIRE               NY

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    58014 BRONX                  NY
    58015 BROOKLYN               NY
    58018 BAYSIDE                NY
    58049 YONKERS                NY
    58053 BROOKLYN               NY
    58071 ST. ALBANS             NY
    58077 BROOKLYN               NY
    58079 BROOKLYN               NY
    58085 BAYSIDE                NY
    58108 WHITE PLAINS           NY
    58111 SCARSDALE              NY
    58114 NEW ROCHELLE           NY
    58119 BROOKLYN               NY
    58121 NEW ROCHELLE           NY
    58154 BRONX                  NY
    58173 GLENVILLE              NY
    58205 NEW YORK               NY
    58218 ALBANY                 NY
    58220 LONG ISLAND CITY       NY
    58254 ALBANY                 NY
    58260 RENSSELAER             NY
    58315 ROTTERDAM              NY
    58329 OSSINING               NY
    58347 ELLENVILLE             NY
    58367 CHATHAM                NY
    58409 NEW YORK               NY
    58415 BROOKLYN               NY
    58441 STATEN ISLAND          NY
    58443 STATEN ISLAND          NY
    58505 BRONX                  NY
    58513 BRONX                  NY
    58514 NEW YORK               NY
    58526 OZONE PARK             NY
    58542 NEW YORK               NY
    58547 ASTORIA                NY
    58557 E. ELMHURST            NY
    58567 GUILDERLAND CTR.       NY
    58582 TROY                   NY
    58584 BROOKLYN               NY
    58585 ARVERNE                NY
    58587 REGO PARK              NY
    58592 NEW YORK               NY
    58596 MIDDLETOWN             NY
    58605 HOWARD BEACH           NY
    58703 SCHENECTADY            NY
    58704 BALLSTON SPA           NY
    58705 BALLSTON SPA           NY
    58710 COLONIE                NY
    58711 DELMAR                 NY
    58712 ELLENVILLE             NY

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    58714 FT. PLAIN              NY
    58715 GLENS FALLS            NY
    58716 GLOVERSVILLE           NY
    58718 CLIFTON PARK           NY
    58719 GREEN ISLAND           NY
    58720 HANCOCK                NY
    58721 HYDE PARK              NY
    58722 LATHAM                 NY
    58723 BALLSTON SPA           NY
    58724 MELROSE                NY
    58725 MILLERTON              NY
    58726 NEW WINDSOR            NY
    58727 NISKAYUNA              NY
    58730 PLEASANT VLLY          NY
    58731 POUGHKEEPSIE           NY
    58733 QUEENSBURY             NY
    58735 ROTTERDAM              NY
    58737 SCHNECTADY             NY
    58739 S. GLENS FALLS         NY
    58740 TROY                   NY
    58741 WARRENSBURG            NY
    58743 HUDSON FALLS           NY
    58744 MECHANICVILLE          NY
    58750 MECHANICVILLE          NY
    58751 NEWBURGH               NY
    58753 KINGSTON               NY
    58754 RENSSELAER             NY
    58760 PORT EWEN              NY
    58761 CATSKILL               NY
    58762 CATSKILL               NY
    58766 HUDSON                 NY
    58768 SAUGERTIES             NY
    58769 FREEHOLD               NY
    58771 GREENVILLE             NY
    58772 QUARRYVILLE            NY
    58780 RENSSELAER             NY
    58785 MENANDS                NY
    58786 HOOSICK FALLS          NY
    58793 VALATIE                NY
    58797 LEEDS                  NY
    58802 PINE BUSH              NY
    58804 COPAKE                 NY
    58806 RED HOOK               NY
    58808 W. TAGHKANIC           NY
    58809 MIDDLE ISLAND          NY
    58812 RAVENA                 NY
    58822 CROTON FALLS           NY
    67101 BANGOR                 PA
    67215 PHILADELPHIA           PA
    67227 ALLENTOWN              PA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    67249 PHILADELPHIA           PA
    67261 PHILADELPHIA           PA
    67265 PHILADELPHIA           PA
    67266 PHILADELPHIA           PA
    67276 PHILADELPHIA           PA
    67299 ABINGTON               PA
    67398 ROSLYN                 PA
    67402 PHILADELPHIA           PA
    67409 PHILADELPHIA           PA
    67416 LEVITTOWN              PA
    67423 QUAKERTOWN             PA
    67425 SOUDERTON              PA
    67432 COOPERSBURG            PA
    67531 TRAPPE                 PA
    67580 GETTYSBURG             PA
    67596 PARADISE               PA
    67597 PHILADELPHIA           PA
    67599 ELIZABETHTOWN          PA
    67604 ALLENTOWN              PA
    67610 PHILADELPHIA           PA
    67616 PHILADELPHIA           PA
    67624 NEW OXFORD             PA
    67626 LITTLESTOWN            PA
    67627 HANOVER                PA
    67632 LONGSTOWN              PA
    67633 YORK                   PA
    67636 DOVER                  PA
    67638 GLEN ROCK              PA
    67639 CARLISLE               PA
    67641 BOILING SPGS.          PA
    67654 HARRISBURG             PA
    68007 PROVIDENCE             RI
    68120 E. PROVIDENCE          RI
    68646 WAKEFIELD              RI
    69002 READING                PA
    69004 EPHRATA                PA
    69005 DAUPHIN                PA
    69006 DOUGLASVILLE           PA
    69010 YORK                   PA
    69012 GETTYSBURG             PA
    69016 POTTSVILLE             PA
    69019 POTTSVILLE             PA
    69406 ALLENTOWN              PA
    69408 BETHLEHEM              PA
    69409 WASTON                 PA
    69415 BETHLEHEM              PA
    69416 LANCASTER              PA
    69417 SCAFFERSTOW            PA
    69419 HAMBURG                PA
    69420 READING                PA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    69421 MILLERSVILLE           PA
    69422 MANHEIN                PA
    69425 EBENEZER               PA
    69426 BETHELEM               PA
    69428 INTERCOURSE            PA
    69430 REINHOLDS              PA
    69431 BOYERTOWN              PA
    69439 OXFORD                 PA
    69440 POTTSTOWN              PA
    69443 EPHRATA                PA
    69444 READING                PA
    69445 ROBERSONIA             PA
    69449 YORK                   PA
    69466 KENHORST               PA
    69472 LEOLA                  PA
    69476 SHREWSBURY             PA
    69483 RED LION               PA
    69484 READING                PA
    69493 HANOVER                PA
    69495 HARRISBURG             PA
    69497 ADAMSTOWN              PA
    69503 LANCASTER              PA
    69504 NEW HOLLAND            PA
    69505 CHRISTIANA             PA
    69507 LANCASTER              PA
    69673 WYOMISSING HILLS       PA
    69676 ST. CLAIR              PA
    69681 W. READING             PA
    69682 ARDENTSVILLE           PA
    69683 HOHNTON                PA
    69684 ST. THOMAS             PA
    69685 CARLISLE               PA
    69688 BONNEAUVILLE           PA
    69690 MCCONNELLSBURG         PA
    71002 ROCKY MOUNT            VA
    71004 BLACKSBURG             VA
    71009 VINTON                 VA
    71010 ROANOKE                VA
    71011 RIDGEWAY               VA
    71028 FIEDALE                VA
    71030 MARTISNSILLE           VA
    71031 ROANOKE                VA
    71033 ROANOKE                VA
    71054 RICH CREEK             VA
    71055 DANVILLE               VA
    71090 ROANOKE                VA
    71108 ROANOKE                VA
    71109 ROANOKE                VA
    71110 SALEM                  VA
    71112 STANLEYTOWN            VA

                             INVESTMENT-CAPITAL


 LOCATION
------------------------------------
    #             CITY         STATE
------------------------------------
    71113 MARTINSVILLE           VA
    71120 ROANOKE                VA
    71173 RICHMOND               VA
    71177 DALEVILLE              VA
    71178 BRISTOL                VA
    71213 MARTINSVILLE           VA
    71215 CHESAPEAKE             VA
    71216 VIRGINIA BCH           VA
    71218 VIRGINIA BCH           VA
    71220 HAMPTON                VA
    71222 PORTSMOUTH             VA
    71250 NEWPORT NEWS           VA
    71251 VIRGINIA BCH           VA
    71252 VIRGINIA BCH           VA
    71255 VIRGINIA BCH           VA
    71257 VIRGINIA BCH           VA
    71262 HAMPTON                VA
    71264 STERLING PARK          VA
    71270 PORTSMOUTH             VA
    71288 CHRISTIANASBR          VA
    71293 VIRGINIA BCH           VA
    71294 MAHASSAS PK            VA
    76112 BENNINGTON             VT
      473 sites

                                SCHEDULE 1.01(c)
                              Marketing Equipment

 Net Book Value of Marketing Assets to be Transferred by Getty Petroleum Corp.
                 to Getty Petroleum Marketing Inc. By Location
                             as of January 31, 1997


Location                Address                         Net Book Value
--------                -------                         --------------

  [Computer-generated report to be issued after the close of the books for
                                January 1997]

                                SCHEDULE 1.01(d)
                                Shared Policies



                       [will be supplied upon request]

                                Schedule 2.06

                    Conveyance and Assumption Instruments


























                                [See attached]

                                BILL OF SALE

     This is a Bill of Sale from Aero Oil Company, a Pennsylvania corporation (the "Assignor"), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, to Getty Petroleum Marketing Inc., a Maryland corporation (the "Assignee"), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, pursuant to the Reorganization and Distribution Agreement, dated as of January 31, 1997 (the "Agreement"), between the Assignor's sole shareholder and Assignee. Capitalized terms used herein, unless otherwise defined, have the meaning given them in the Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, convey, deliver and contribute to Assignee, its successors and assigns, to have and to hold forever, all of its rights, title and interest in and to all of its tangible personal property, of every kind and description, that, as determined on a basis consistent with that used in the determination of the assets included on the Marketing Balance Sheet, relate to the Marketing Business (the "Marketing Assets"), including but not limited to the equipment described on Exhibit A attached hereto, subject to all mortgages, pledges, liens, leases, charges, encumbrances and adverse claims of any kind and character, except that Assignee shall be entitled to the benefits of the representations, warranties, and indemnities set forth in the Agreement with respect to such Marketing Assets.

     From and after the Distribution Date, upon request of Assignee, Assignor shall duly execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Assignee and protect its rights, title and interest in enjoyment of all the Marketing Assets of the Assignor and as may be appropriate or otherwise to carry out the transactions contemplated by the Agreement and this Bill of Sale.

     IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed and delivered this Bill of Sale as of this ___ day of January, 1997.

                                AERO OIL COMPANY
Attest:


_______________________         By: __________________________________
                                      Title:  ________________________

ACCEPTED:

                                 GETTY PETROLEUM MARKETING INC.
Attest:

________________________        By: ___________________________________
                                     Title:  __________________________

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January __, 1997, between Aero Oil Company, a Pennsylvania corporation (the "Assignor"), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753, and Getty Petroleum Marketing Inc., a Maryland corporation (the "Assignee"), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753.

                            W I T N E S S E T H:

     WHEREAS, Assignee and the sole shareholder of Assignor have entered into a Reorganization and Distribution Agreement dated as of January 31, 1997 (the "Agreement"), providing, among other things, for transfer by Assignor to Assignee of the Marketing Assets (as such term is defined in the Agreement) of Assignor, including but not limited to certain intangible personal property of Assignor;

     WHEREAS, this Assignment and Assumption Agreement is being delivered immediately prior to and is a condition precedent to the closing of the distribution contemplated in the Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

     2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, subject to the terms and conditions contained in the Agreement, on and as of the date hereof, and Assignee hereby accepts and assumes, all of Assignor's obligations, right, title and interest in, to and under all intangible personal property that Assignor owns or in which it has rights and that, as determined on a basis consistent with that used in the determination of assets included on the Marketing Balance Sheet, relate to the Marketing Business, including but not limited to accounts receivable, choses in action, rights to payment or performance, rights and obligations arising under or in connection with chattel paper, documents, instruments, deposit accounts, money, licenses and permits (to the extent assignable under applicable law), trademarks, copyrights, trade names, patents, claims for refunds of deposits or prepaid expenses, puts, options, investment property, contracts and contract rights, leases and leasehold interests, with all rights, powers, privileges and obligations of Seller thereunder, excepting therefrom only Retained Assets.

     3. Assumption of Liabilities. Assignee hereby assumes and agrees timely and diligently fully to satisfy, perform, pay and discharge all Liabilities of Assignor relating to the assets conveyed hereunder except Retained Liabilities.

     4. Miscellaneous. This Assignment and Assumption Agreement shall inure to the benefit of, and be enforceable against, each of the Assignor, the Assignee and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Assignment and Assumption Agreement on the date first above written.


Attest:                          AERO OIL COMPANY


_______________________          By: __________________________________
                                      Title:  __________________________




Attest:                          GETTY PETROLEUM MARKETING INC.


       ________________________  By: __________________________________
                                      Title:  __________________________

                                BILL OF SALE

     This is a Bill of Sale from Getty Petroleum Corp., a Delaware corporation (the "Assignor"), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, to Getty Petroleum Marketing Inc., a Maryland corporation (the "Assignee"), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, pursuant to the Reorganization and Distribution Agreement, dated as of January 31, 1997 (the "Agreement"), between the Assignor and Assignee. Capitalized terms used herein, unless otherwise defined, have the meaning given them in the Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, convey, deliver and contribute to Assignee, its successors and assigns, to have and to hold forever, all of its rights, title and interest in and to all of its tangible personal property, of every kind and description, that, as determined on a basis consistent with that used in the determination of the assets included on the Marketing Balance Sheet, relate to the Marketing Business (the "Marketing Assets"), including but not limited to the Marketing Books and the records and the equipment described on Exhibit A attached hereto, subject to all mortgages, pledges, liens, leases, charges, encumbrances and adverse claims of any kind and character, except that Assignee shall be entitled to the benefits of the representations, warranties, and indemnities set forth in the Agreement with respect to such Marketing Assets.

     From and after the Distribution Date, upon request of Assignee, Assignor shall duly execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Assignee and protect its rights, title and interest in enjoyment of all the Marketing Assets of the Assignor and as may be appropriate or otherwise to carry out the transactions contemplated by the Agreement and this Bill of Sale.

     IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed and delivered this Bill of Sale as of this ___ day of January, 1997.

                                      GETTY PETROLEUM CORP.
Attest:


_______________________               By: __________________________________
                                            Title:  ________________________

ACCEPTED:

                                      GETTY PETROLEUM MARKETING INC.
Attest:

________________________              By: __________________________________
                                            Title:  ________________________

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January __, 1997, between Getty Petroleum Corp., a Delaware corporation (the "Assignor"), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753, and Getty Petroleum Marketing Inc., a Maryland corporation (the "Assignee"), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753.

                            W I T N E S S E T H:

     WHEREAS, Assignor and Assignee have entered into a Reorganization and Distribution Agreement dated as of January 31, 1997 (the "Agreement"), providing, among other things, for transfer by Assignor to Assignee of the Marketing Assets (as such term is defined in the Agreement) of Assignor, including but not limited to all intangible personal property of Assignor;

     WHEREAS, this Assignment and Assumption Agreement is being delivered immediately prior to and is a condition precedent to the closing contemplated in the Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

     2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, subject to the terms and conditions contained in the Agreement, on and as of the date hereof, and Assignee hereby accepts and assumes, all of Assignor's obligations, right, title and interest in, to and under all intangible personal property that Assignor owns or in which it has rights and that, as determined on a basis consistent with that used in the determination of assets included on the Marketing Balance Sheet, relate to the Marketing Business, including but not limited to the Marketing Security Deposits, accounts receivable, choses in action, rights to payment or performance, rights and obligations arising under or in connection with chattel paper, documents, instruments, deposit accounts, money, licenses and permits (to the extent assignable under applicable law), trademarks, copyrights, trade names, patents, claims for refunds of deposits or prepaid expenses, puts, options, investment property, contracts and contract rights, leases and leasehold interests, with all rights, powers, privileges and obligations of Seller thereunder, excepting therefrom only Retained Assets.

     3. Assumption of Liabilities. Assignee hereby assumes and agrees timely and diligently fully to satisfy, perform, pay and discharge all Liabilities of Assignor except Retained Liabilities.

     4. Miscellaneous. This Assignment and Assumption Agreement shall inure to the benefit of, and be enforceable against, each of the Assignor, the Assignee and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Assignment and Assumption Agreement on the date first above written.

Attest:                            GETTY PETROLEUM CORP.


_______________________            By: __________________________________
                                         Title: _________________________



Attest:                            GETTY PETROLEUM MARKETING INC.


________________________           By: __________________________________
                                        Title:  _________________________

                                BILL OF SALE

     This is a Bill of Sale from Aero Oil Company, a Pennsylvania corporation (the "Assignor"), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, to Getty Terminals Corp., a New York corporation (the "Assignee"), with central offices located at 125 Jericho Turnpike, Jericho, New York 11753, pursuant to the Reorganization and Distribution Agreement, dated as of January 31, 1997 (the "Agreement"), between the Assignor's sole shareholder and Assignee. Capitalized terms used herein, unless otherwise defined, have the meaning given them in the Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer, convey, deliver and contribute to Assignee, its successors and assigns, to have and to hold forever, all of its rights, title and interest in and to all of its tangible personal property, of every kind and description, located at the facility known as the Highspire Terminal (the "Highspire Assets"), subject to all mortgages, pledges, liens, leases, charges, encumbrances and adverse claims of any kind and character, except that Assignee shall be entitled to the benefits of the representations, warranties, and indemnities set forth in the Agreement with respect to such Highspire Assets.

     From and after the Distribution Date, upon request of Assignee, Assignor shall duly execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to convey to and vest in Assignee and protect its rights, title and interest in enjoyment of all the Highspire Assets of the Assignor and as may be appropriate or otherwise to carry out the transactions contemplated by the Agreement and this Bill of Sale.


     IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed and delivered this Bill of Sale as of this ___ day of January, 1997.

                                        AERO OIL COMPANY
Attest:

_______________________                 By: __________________________________
                                              Title:  ________________________

ACCEPTED:

                                        GETTY TERMINALS CORP.
Attest:

________________________                By: __________________________________
                                              Title:  ________________________

                     ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January __, 1997, between Aero Oil Company, a Pennsylvania corporation (the "Assignor"), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753, and Getty Terminals Corp., a New York corporation (the "Assignee"), with a central office located at 125 Jericho Turnpike, Jericho, New York 11753.

                             W I T N E S S E T H:

     WHEREAS, the sole shareholder of each of Assignor and Assignee has entered into a Reorganization and Distribution Agreement dated as of January 31, 1997 (the "Agreement"), providing, among other things, for transfer by Assignor to Assignee of all intangible personal property of Assignor relating to the facility known as the Highspire Terminal (the "Highspire Terminal");

     WHEREAS, this Assignment and Assumption Agreement is being delivered prior to and is a condition precedent to the closing of the distribution contemplated in the Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

     2. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, subject to the terms and conditions contained in the Agreement, on and as of the date hereof, and Assignee hereby accepts and assumes, all of Assignor's obligations, right, title and interest in, to and under all intangible personal property that Assignor owns or in which it has rights and that relate to the Highspire Terminal, including but not limited to accounts receivable, choses in action, rights to payment or performance, rights and obligations arising under or in connection with chattel paper, documents, instruments, deposit accounts, money, licenses and permits (to the extent assignable under applicable law), trademarks, copyrights, trade names, patents, claims for refunds of deposits or prepaid expenses, puts, options, investment property, contracts and contract rights, leases and leasehold interests, with all rights, powers, privileges and obligations of Assignor thereunder, excepting therefrom only Retained Assets.

     3. Assumption of Liabilities. Assignee hereby assumes and agrees timely and diligently fully to satisfy, perform, pay and discharge all Liabilities of Assignor relating to the assets conveyed hereunder except Retained Liabilities.

     4. Miscellaneous. This Assignment and Assumption Agreement shall inure to the benefit of, and be enforceable against, each of the Assignor, the Assignee and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Assignment and Assumption Agreement on the date first above written.

Attest:                              AERO OIL COMPANY


_______________________              By: __________________________________
                                          Title:  _________________________



Attest:                              GETTY TERMINALS CORP.


________________________             By: __________________________________
                                           Title:  ________________________

                                 SCHEDULE 4.01
                                    Consents

              AGREEMENTS WHERE CONSENT TO ASSIGNMENT IS REQUIRED

     Agreement                        Parties to Agreement       Date          Subject of Agreement        Other
     ----------                       --------------------       ----          --------------------        -----
1.   Advertising Agreement         NY Yankee Partnership         12/1/95    Advertising at Yankee Stadium
                                   & GPC

2.   Wright Express Corporation/   Wright Express Corporation    10/14/86   Co-branded fleet fueling card
     GPC Charge Card Agreement     & GPC                                    and credit card program

3.   Transnet, Inc. Transaction    Transnet, Inc. & GPC          03/31/93   Processing transaction data
     Processing Services Agr't                                              from credit card, debit,
                                                                            & check payments

4.   VeriFone Finance Equipment    VeriFone Finance & GPC        03/25/94   Lease of Omni 395 265K         Lease #3823
     Leasing Agreement                                                      terminals, P250 printers
                                                                            & Pin Pad 101's

5.   VeriFone Finance Equipment    VeriFone Finance & GPC        09/10/93   Lease of Omni 395 265K         Lease #2145
     Leasing Agreement                                                      terminals, P250 printers
                                                                            & Pin Pad 101's

6.   Midlantic Bank, National      Midlantic Bank, National      11/17/94   Getty's participation in
     Association Merchant Agr't    Association & GPC                        network to settle eft fund
                                                                            transfers

7.   Fuel Marketing Agreement      International Automated       05/31/95   Getty's participation in
                                   Energy Systems, Inc. & GPC               national network of fleet
                                                                            vehicle fueling facilities;
                                                                            IAES fleet cards

8.   Agreement                     Interlink Network, Inc.       09/27/95   Getty's acceptance of
                                    & GPC                                   Interlink brand debit cards
                                                                            at Getty locations

9.   Lease                         York & Aero Oil               11/29/93   Lease of four Mack Tractors    Assign from
                                                                            (MD)                           Aero Oil to PT Petro

10.  Lease                         GECC & Aero Oil               10/21/94   Lease of two Heil Tank         Assign from
                                                                            Trailers (PA)                  Aero Oil to PT Petro

11.  Lease                         GECC & Aero Oil               11/23/94   Lease of three Heil Tank       Assign from
                                                                            Trailers (PA)                  Aero Oil to PT Petro

12.  Lease                         GECC & Aero Oil               12/21/94   Lease of three Mack tractors   Assign from
                                                                            (PA)                           Aero Oil to PT Petro

13.  Lease                         GE Capital Fleet Services     12/01/96   Lease on one Mack CH 613       Assign from Aero
                                   & Aero Oil                               Tractor (MD)                   Oil to PT Petro

14.  Lease of Computer Equipment   StorageTek & GPC              07/01/93   Lease of Tape Cartridge-Sys.   Notice of cancellation
                                                                            38                             sent to Lessor

15.  Lease of Computer Equipment   Norwest(6) & GPC              12/31/94   Lease of DASD-AS 400

16.  Lease of Computer Equipment   Norwest(6) & GPC              04/01/96   Lease of DASD-AS 400

17.  Lease of Computer Equipment   Norwest(6) & GPC                12/96    Lease of CPU AS 400 IBM        New lease for 36 mos.
                                                                                                           signed 12/96

18.  Lease of Copier Machine       Xerox & GPC                     05/94    Lease of Model 5100

19.  Lease of Copier Machine       Xerox & GPC                     03/95    Lease of Model CS Pro 6000

20.  Lease                         Verifone Finance & GPC          09/93    Lease of 650 POS Terminals

21.  Lease                         Verifone Finance & GPC          10/93    Lease of 850 POS Terminals

22.  Lease                         Verifone Finance & GPC          12/93    Lease of 200 POS Terminals

23.  Lease                         Pitney Bowes & GPC              12/96    Lease of Mailing Machine,
                                                                            Powerstacker, Folder, Feeder,
                                                                            Inserter & Scale
24.  Merchant Services Agreement   Discover Card Services & GPC  05/15/89
25.  Agreement                     Mastercard & GPC
26.  Agreement                     Visa & GPC
27.  Agreement                     NYCE & GPC

                                      1